AUL American Series Fund, Inc.
                                  Annual Report
                               December 31, 1999

This report and the financial statements contained herein are submitted for the general information of the Participants. The report is not be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of AUL American Series Fund, Inc., AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

Directors and Officers of AUL American  Series Fund, Inc.
James W. Murphy,  Chairman of the Board and  President
James P.  Shanahan,  Director
Dr. Ronald D. Anderson,  Director
    Professor, Kelley School  of  Business
    Indiana   University, Indianapolis,  Indiana
Dr. Leslie Lenkowsky,  Director
     Professor, Indiana  University,
     Center of Philanthropy,  Indianapolis, Indiana
R. Stephen Radcliffe, Director, Vice President and Treasurer
Richard A. Wacker, Secretary

A Message From The Chairman of the Board and President

It is with great pleasure that I welcome you to the year 2000. Although doomsayers hypothesized potential calamities due to year 2000 computer problems, I am happy to announce an uneventful transition into this new era.

The year 1999 can be characterized by its excesses.Technology companies rocketed to new highs even though the majority of stocks registered poor performance. New records were set in the IPO (initial public offering) market with well known names such as UPS and Goldman Sachs. Technology start-ups were prolific as investors seemed to have an insatiable appetite for Internet retailers, web-site operators and anything carrying the dot-com title. It was also the year of megamergers, the launch of the euro, and the recovery from Asias financial woes.

The U.S. economic expansion has also been unique in that it has now lasted for nine years, making it the longest period of economic growth on record. The fact that our economy has endured only eight months of recession since 1982 is another unparalleled feat.

Good economic news can mean tough times for the bond market as investors worry about the potential for an increase in inflation. The sharp 179 basis point increase in the ten-year Treasury yield to 6.44% last year reflects this concern.

Although inflation has not been a problem up to now, the Federal Reserve Board felt compelled to take a pre-emptive stance last year by raising the Federal Funds rate on three different occasions. The continued momentum of the economy suggests that the Feds credit tightening had little apparent impact. The Federal Reserve is expected to raise rates further this year to help achieve a sustainable rate of economic growth.

Most economists are expecting the economy to continue on its current path, but to moderate somewhat from current levels. The equity market is also expected to report positive returns, but could experience a change or moderation in leadership. Bonds will ultimately benefit if the Federal Reserve is successful in slowing economic growth. For now, however, bond market investors remain cautious. We encourage your careful review of the comments of the Portfolio Managers on the following pages.

Investment performance for the AUL American Series Fund, Inc.for the year 1999 was:

Equity  Portfolio          -0.9%         Tactical  Asset  Portfolio        -3.1%
Money  Market Portfolio     4.6%         Conservative  Investor  Portfolio  5.8%
Bond  Portfolio            -1.1%         Moderate  Investor  Portfolio      8.2%
Managed  Portfolio         -0.8%         Aggressive  Investor Portfolio    11.7%

The performance numbers for the AUL American Series Fund, Inc. are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges which may be incurred when investing in a variable annuity or variable life contract.

In closing, American United Life remains committed to serving your investment needs. We appreciate your continued confidence and support.

/s/ James W.  Murphy

James W. Murphy
Chairman  of the Board of  Directors  and  President

Indianapolis,  Indiana
January  31,  2000

A  Message  From  Kathryn  Hudspeth, Portfolio Manager of Equity Portfolio

The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value-driven approach in selecting securities, concentrating on companies which appear undervalued compared to the market and to their own historic valuation levels.

Last year was extremely volatile for the stock market with most major equity indices ending the year in record territory. Yet these impressive gains masked the narrowness and deterioration of the overall market. Over half of the companies included in the S&P 500 posted negative returns for 1999. Nearly 70% of the stocks listed on the NYSE declined in value last year. In essence, the bull market of 1999 was driven primarily by one sector, which was technology.

The technology sector, which has experienced high earnings growth rates in recent years, staged its own raging bull market while the rest of the marketplace languished. Whether through on-line shopping, new computer operating systems, or simply expanded use of personal computers or cellular telephones, this seemed to be the only theme that investors found appealing during the year. Most investors seemed willing to buy these companies regardless of their price or valuation. Investors deciding not to be overweighted in this narrow leadership experienced relatively poor performance.

The Equity Portfolio, which invests in value companies, utilizes a disciplined, value approach when selecting companies. Since technology companies trading at excessive premiums relative to the marketplace cannot normally be justified as value companies, the Equity Portfolio was underweighted in this sector last year. This was the primary reason why the investment return for the Equity Portfolio lagged the return of the S&P 500, a commonly used stock benchmark. In an environment where the merits of fundamentals have been overlooked, the common reaction has been to put aside the traditional valuation tools and jump onto the technology bandwagon. While this was, no doubt, a very successful strategy last year, it is unlikely that this extended sector can continue at its current pace indefinitely.

Instead, we believe superior investment opportunities exist in strong, well-managed companies with improving fundamentals which are trading at historically low valuations. As a result, the Equity Portfolio has heavy positions in commodity and cyclical companies, many of which have lagged the market in recent years due to weak commodity prices and slower earnings growth. However, commodity prices are beginning to firm, and we expect dramatic earnings improvement for these companies. As earnings begin to increase, this improvement should be reflected in stock prices, a process which was already occurring by the end of last year.

The exuberance in the technology sector has caused widely divergent trends in pricing and valuation. With technology trading at historically expensive levels, there appears to be little room (if any) for error with regard to earnings performance for these companies. If the market broadens out, it would improve the prospects for value stocks which are posed for a dramatic recovery in relative earnings momentum. We believe that valuation should matter once again.

AUL American  Series Fund, Inc.  Equity  Portfolio

                               EQUITY            S&P 500
   Date         Year        Hypothetical       Hypothetical
                              $10,000            $10,000
                             investment         investment
---------------------------------------------------------------
4/10/90             4/90             10,000             10,000
6/90                                 10,257             10,540
9/90                                  9,096              9,092
12/90                 90              9,886              9,906
3/91                                 11,454             11,346
6/91                                 11,868             11,320
9/91                                 12,084             11,925
12/91                 91             12,415             12,925
3/92                                 12,765             12,598
6/92                                 12,868             12,838
9/92                                 12,920             13,243
12/92                 92             13,660             13,909
3/93                                 14,477             14,517
6/93                                 14,283             14,588
9/93                                 14,804             14,964
12/93                 93             15,681             15,311
3/94                                 15,696             14,731
6/94                                 15,399             14,793
9/94                                 16,165             15,516
12/94                 94             16,094             15,513
3/95                                 16,544             17,024
6/95                                 17,870             18,650
9/95                                 18,900             20,114
12/95                 95             19,228             21,325
3/96                                 19,997             22,470
6/96                                 20,846             23,479
9/96                                 21,758             24,204
12/96                 96             22,915             26,223
3/97                                 23,378             26,926
6/97                                 26,745             31,627
9/97                                 29,696             33,996
12/97                 97             29,694             34,972
3/98                                 32,626             39,850
6/98                                 32,500             41,165
9/98                                 28,200             37,069
12/98                 98             31,807             44,965
3/99                                 31,793             47,160
6/99                                 35,260             50,472
9/99                                 31,821             47,310
12/99                 99             31,503             54,364
---------------------------------------------------------------


Average Annual Total Returns for the period ended December 31, 1999

                                                  Equity              S&P 500
                                                 Portfolio
One Year                                          (0.9%)               21.0%
Five Years                                        14.4%                28.5%
Since  Inception  (4/10/90)                       12.5%                19.0%
Value of a hypothetical  $10,000
  investment  made 4/10/90                        $31,503             $54,364

The charts show the Equity Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Equity Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kent Adams, Portfolio Manager of Bond Portfolio

The Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, investment grade corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as 30 years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the Portfolio is varied depending on the relative attractiveness of these sectors.

Approximately 28% of the Portfolio was invested in U. S. Treasury and Agency bonds and notes at year-end 1999. The remainder of the Portfolio was allocated to corporate bonds (31%), high quality residential mortgage securities (39%), and short-term money market instruments (1%). A small portion of the Bond Portfolio (less than 2%) was invested in bonds rated below investment grade at year-end. The duration of the Portfolio was 101% of the Lehman Aggregate Bond Indexs duration as of December 31, 1999, a slight decrease from the beginning of the year.

Even though inflation remains very much under control, the economic environment over the previous year was a difficult one for bonds. Despite three separate twenty-five basis point increases in the federal funds target in 1999, the domestic economy continues to grow at a rapid pace. In addition, significant improvement has occurred in the growth prospects for many overseas economies. This economic good news has been bad news for the bond market. The increase in the ten-year Treasury yield from 4.65% at the beginning of 1999 to 6.44% at year-end reflects investor concerns regarding the possibility of a rekindling of long-subdued inflation. This substantial increase in interest rates resulted in negative returns for both the Bond Portfolio and the Lehman Aggregate Bond Index in 1999.

Success by the Federal Reserve Board in moderating economic growth combined with continued improvement in productivity from the application of new technologies should eventually result in a lowering of expectations for inflation and a return to more moderate interest rates. For the time being, however, bond market participants remain concerned and cautious.

The mortgage-backed securities sector was the best performer in the investment grade bond market in 1999. Although corporate bonds generally outperformed similar duration Treasuries last year, a negative return was the norm for bonds with intermediate and longer-term maturities. After performing poorly in the second half of 1998, non-investment grade (high yield) bonds recovered somewhat in 1999, showing positive returns on average for the year. The worst performing sector of the bond market last year was the long maturity Treasury sector. Thirty-year Treasury bonds experienced negative returns of nearly 15 percent.

The Bond Portfolios overweighted position in residential mortgage securities during the year contributed significantly to the Portfolios relative performance. Other holdings performing well relative to Treasuries in 1999 include issues backed by Petronas (Malaysia), Korea Development Bank, and Union Pacific Resources.

AUL American Series Fund, Inc. Bond Portfolio

                                BOND          SLH Aggregate
   Date         Year        Hypothetical       Hypothetical
                              $10,000            $10,000
                             investment         investment
---------------------------------------------------------------
4/10/90             4/90             10,000             10,000
6/90                                 10,257             10,304
9/90                                 10,182             10,392
12/90                 90             10,895             10,917
3/91                                 11,091             11,224
6/91                                 11,186             11,405
9/91                                 11,976             12,053
12/91                 91             12,678             12,664
3/92                                 12,361             12,503
6/92                                 12,935             13,008
9/92                                 13,690             13,567
12/92                 92             13,590             13,602
3/93                                 14,318             14,165
6/93                                 14,650             14,541
9/93                                 15,118             14,920
12/93                 93             15,043             14,928
3/94                                 14,563             14,499
6/94                                 14,388             14,350
9/94                                 14,454             14,438
12/94                 94             14,507             14,493
3/95                                 15,181             15,224
6/95                                 16,071             16,151
9/95                                 16,348             16,469
12/95                 95             17,086             17,170
3/96                                 16,675             16,864
6/96                                 16,703             16,960
9/96                                 16,973             17,273
12/96                 96             17,468             17,791
3/97                                 17,379             17,692
6/97                                 17,944             18,344
9/97                                 18,481             18,956
12/97                 97             18,841             19,514
3/98                                 19,191             19,815
6/98                                 19,594             20,278
9/98                                 20,344             21,135
12/98                 98             20,490             21,207
3/99                                 20,399             21,099
6/99                                 20,154             20,913
9/99                                 20,296             21,056
12/99                 99             20,263             21,030
---------------------------------------------------------------


Average Annual Total Returns for the period ended December 31, 1999

                                                  Bond           Lehman Brothers
                                                Portfolio        Aggregate Index
One Year                                          (1.1%)              (0.8%)
Five Years                                         6.9%                7.7%
Since Inception (4/10/90)                          7.5%                8.0%
Value of a hypothetical $10,000
  investment made 4/10/90                        $20,263             $21,050

The charts show the Bond Portfolios total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Brothers Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Bond Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn  Hudspeth and Kent Adams,
Portfolio Managers of Managed Portfolio

The Managed Portfolio utilizes a fully managed investment policy by allocating assets among publicly traded common stocks, debt securities, and money market instruments. Asset allocation decisions are based on economic factors and the valuation of each asset class compared to historic levels.

The capital markets were volatile in 1999 in response to rising interest rates, Federal Reserve intervention, and investors rotating among sectors frantically searching for above average investment returns. At the beginning of the year, large growth companies were the dominant players, similar to 1998. During the second quarter, a dramatic shift occurred into undervalued cyclical companies that would benefit from a global economic recovery. However, this interest dissipated by the middle of the year as large growth companies, in particular, technology companies, captured center stage once again. Speculative momentum pushed the technology sector to new highs and excessive valuations by year-end. Unfortunately, the rest of the equity market did not participate in this frenzied advance, and was struggling just to be above water by year-end.

Even though inflation remains very much under control, the economic environment over the previous year was a difficult one for bonds. The increase in the ten-year Treasury yield from 4.65% at the beginning of 1999 to 6.44% at year-end reflects investor concerns regarding the possibility of a rekindling of long-subdued inflation. This substantial increase in interest rates resulted in a negative return for the Lehman Aggregate Bond Index in 1999.

The Managed Portfolio continued to be overweighted in stocks. By the end of 1999, 56% of the Managed Portfolio was invested in equities, while 42% was invested in bonds and 2% was invested in money market instruments. This can be compared to an asset allocation of 55% stocks, 41% bonds and 4% cash equivalents at year-end 1998.

The stocks held in the Managed Portfolio typically have a value orientation. As of the end of the year, the Portfolio was underweighted in the technology sector but was heavily weighted in cyclical and commodity stocks, which we believe to be on the verge of a major earnings turnaround. The bond portion of the Portfolio was most heavily weighted in U.S. Agency residential mortgage securities, followed by investment grade corporate bonds, and finally, U.S. Treasury and Agency bonds. Maturities ranged from under one-year to as long as 30 years.

Most economists believe that the current expansion will continue through the year 2000, but that the Federal Reserve will be forced to tighten monetary policy. It is hard to imagine that the speculative bubble which surrounds technology stocks can continue indefinitely. If the equity market broadens due to earnings or fundamental issues, the market could still post positive returns in the current year, but the leadership would change. Bond investors remain cautious in the near-term given the strength of the economy and the potential for further tightening by the Federal Reserve Board. However, many analysts expect bonds to benefit from the Federal Reserve Boards actions to slow economic growth.

AUL American Series Fund, Inc. Managed Portfolio


                                MANAGED            S&P 500         SLH Aggregate
   Date         Year           Hypothetical       Hypothetical      Hypothetical
                                 $10,000            $10,000            $10,000
                                investment         investment        investment
--------------------------------------------------------------------------------
4/10/90             4/90           10,000             10,000              10,000
6/90                               10,238             10,540              10,304
9/90                                9,936              9,092              10,392
12/90                 90           10,601              9,906              10,917
3/91                               11,122             11,346              11,224
6/91                               11,320             11,320              11,405
9/91                               11,833             11,925              12,053
12/91                 91           12,375             12,925              12,664
3/92                               12,285             12,598              12,503
6/92                               12,615             12,838              13,008
9/92                               13,010             13,243              13,567
12/92                 92           13,358             13,909              13,602
3/93                               14,134             14,517              14,165
6/93                               14,214             14,588              14,541
9/93                               14,696             14,964              14,920
12/93                 93           15,092             15,311              14,928
3/94                               14,835             14,731              14,499
6/94                               14,543             14,793              14,350
9/94                               14,993             15,516              14,438
12/94                 94           14,951             15,513              14,493
3/95                               15,560             17,024              15,224
6/95                               16,658             18,650              16,151
9/95                               17,319             20,114              16,469
12/95                 95           17,811             21,325              17,170
3/96                               18,043             22,470              16,864
6/96                               18,515             23,479              16,960
9/96                               19,068             24,204              17,273
12/96                 96           19,913             26,223              17,791
3/97                               20,110             26,926              17,692
6/97                               22,120             31,627              18,344
9/97                               23,905             33,996              18,956
12/97                 97           24,083             34,972              19,514
3/98                               25,689             39,850              19,815
6/98                               25,871             41,165              20,278
9/98                               24,162             37,069              21,135
12/98                 98           26,067             44,965              21,207
3/99                               26,013             47,160              21,099
6/99                               27,526             50,472              20,913
9/99                               26,023             47,310              21,056
12/99                 99           25,874             54,364              21,030
--------------------------------------------------------------------------------


Average Annual Total Returns for the period ended December 31,1999

                                   Managed        S&P 500        Lehman Brothers
                                  Portfolio                      Aggregate Index
One Year                            (0.7%)         21.0%              (.8%)
Five Years                          11.6%          28.5%              7.7%
Since Inception (4/10/90)           10.3%          19.0%              8.0%
Value of a hypothetical $10,000
  investment made 4/10/90          $25,874        $54,364            $21,030

The charts show the Managed Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Figures for the Lehman Brothers Aggregate Index, an unmanaged index of government and corporate bonds, which are broad measures of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Managed Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From John Riazzi, Portfolio Manager of Tactical Asset Allocation Portfolio

All of the major market indexes ended 1999 at all-time highs. Fears that rising interest rates or that the Y2K bug would hurt the U.S. economy dissipated, as investors focused on continuing economic prosperity with low inflation, rising corporate productivity and profits, and recovering economies overseas. In addition, the promising opportunities made possible by the Internet commanded most of the markets attention. The NASDAQ Composite, a market index dominated by high-tech giants and Internet-related issues, increased by over 80% during 1999. Many NASDAQ stocks (in particular, the so-called dot-com stocks) were bid higher due to pure market euphoria, with comparatively little attention paid to any traditional notion of a stocks underlying value.

The saying goes that a rising tide lifts all boats did not apply to the market in 1999. More than half of the companies in the S&P 500 index fell in price during the year, with a median performance of minus 1.1%. In other words, an equally weighted portfolio of the S&P 500 (i.e., a group chosen to represent market leaders and financially stable operations) would have barely changed in value (after accounting for dividends) during the bull run of 1999. Certainly, such a huge divergence in performance has served to tempt impatient investors to chase after the NASDAQ winners, no matter the price.

The Portfolios performance during 1999 reflected the difficulties of a value investing philosophy in the recent market environment. Certainly trends, such as the Internet and the globalization of the economy, have had an impact on the art and science of investing. At the same time, the cornerstone of our long-term investment success has been a commitment to value. We believe our equity portfolio represents extensive research into both of these themes. In other words, the firms we are buying are fundamentally positioned to succeed and thrive in the new economy, yet are undervalued in a classic or relative sense, thereby increasing the potential for capital gains.

Our Tactical Asset Allocation models bearish through much of the year actually improved toward years end, and in order to capitalize on this relatively optimistic outlook, we have boosted our stock allocation north of the 60% neutral level. At years end, the fund was 64.9% invested in equities. Major areas of emphasis include the financial services sector, particularly banking operations, as well as providers of insurance and investment products. The majority of stocks in the financial sector were beaten down by higher interest rates in 1999, but the fundamental demand for financial products should grow steadily over the longer term, driven by favorable demographics. Select consumer and industrial names were recently added, with a preference for companies that are market leaders, boast proven track records, and offer attractive valuations. Meantime, a handful of blue-chip technology stocks have been maintained, giving the portfolio additional growth at a reasonable price. As of year end, the aggregate equity portfolio had a higher average market capitalization than the index, with a cheaper earnings multiple and a healthier dividend yield. Such characteristics have historically provided downside protection in times of market instability.

In the meantime, the allocation to fixed income securities was reduced significantly, to about 26.3% by year end. Selling bonds is intended to mute some of the effect of short-term higher rates while we wait for interest rates to settle out later in the year.

AUL American Series Fund,  Inc.  Tactical Asset Allocation Portfolio

--------------------------------------------------------------------------------
                                    Tactical          S & P          Lehman
      Date             Year           Asset            500             Int
                                                                      Govts

--------------------------------------------------------------------------------
07/31/95                   07/95          10,000          10,000          10,000
9/95                                      10,218          10,442          10,150
12/95                       1995          10,650          11,070          10,489
3/96                                      11,033          11,666          10,417
6/96                                      11,144          12,183          10,488
9/96                                      11,515          12,559          10,667
12/96                       1996          12,320          13,609          10,914
3/97                                      12,180          13,973          10,911
6/97                                      13,204          16,408          11,216
9/97                                      14,594          17,640          11,503
12/97                       1997          14,228          18,147          11,757
3/98                                      15,448          20,681          11,934
6/98                                      15,482          21,356          12,155
9/98                                      14,151          19,229          12,721
12/98                       1998          15,254          23,333          12,753
3/99                                      15,214          24,494          12,718
6/99                                      15,867          26,214          12,694
9/99                                      14,682          24,572          12,822
12/99                       1999          14,789          28,236          12,817
--------------------------------------------------------------------------------


Average Annual Total Returns for the period ended December 31,1999

                              Tactical Asset         S&P 500    Lehman Brothers
                           Allocation Portfolio                Inter.Govt. Index
One Year                          (3.1%)              21.0%          0.5%
Since  Inception  (7/31/95)        6.3%               27.5%          5.5%
Value of a hypothetical  $10,000
  investment  made 7/31/95        $14,789            $28,236        $12,817

The charts show the Tactical Asset Allocation Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Figures for the Lehman Brothers Intermediate Government Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Tactical Asset Allocation Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth, Kent Adams, Eric Remole and William Sterling, Portfolio Managers of the Conservative Investor, Moderate Investor and Aggressive Investor Portfolios (LifeStyle Portfolios)

The Lifestyle Portfolios consist of three individual portfolios that invest, in different proportions, in three broad asset categories - equity securities, bonds, and money market instruments. Each of the Lifestyle Portfolios is designed to fit a different general risk profile. Investors are encouraged to choose the appropriate Portfolio or mix of Portfolios based upon their own risk/return profile.

The Lifestyle Portfolios offer a broadly diversified mix of financial assets representing both domestic and international equities as well as fixed income investments of varying maturity and quality. Investment grade bonds, high yield bonds, domestic growth stocks, international equities, and value stocks are each included in the asset allocations of the Lifestyle Portfolios. The risk
(volatility) of returns increases as the investor moves from the Conservative Portfolio with its lower equity position to the Moderate and Aggressive Portfolios with their increasing allocations to equities.

Within the equity portion of the Portfolios, the domestic growth sector, managed by Credit Suisse Asset Management, emphasizes companies with improving earnings expectations among Wall Street analysts combined with the stability to deliver on those earnings expectations. The value equity sector of the Lifestyle Portfolios, managed by American United Life, focuses on companies that are undervalued relative to the marketplace. International equities, also managed by Credit Suisse Asset Management, provide further diversification for the portfolios with investments in Japan, the United Kingdom, France, the Netherlands, Germany, and other countries throughout the world.

Equity performance in 1999 was led by the growth sector of the Portfolios while value stocks lagged. International equities rebounded in 1999 after a tough year in 1998 when the international markets faced crises in Russia and Southeast Asia. The performance of the bond portion of the Lifestyle Portfolios (managed by AUL) suffered as yields on Treasury bonds moved sharply higher. Non-investment grade bonds and mortgage-backed securities were the best performing sectors of the bond market last year while longer maturity Treasury bonds experienced the greatest price declines.

The relative performance of the three Portfolios since their inception at the end of the second quarter of 1998 reflects the different risk characteristics of the individual portfolios. The Conservative Portfolio proved the best at weathering the volatile markets in the second half of 1998, registering the highest return of the three portfolios for that time period. The Aggressive Portfolio, however, outperformed the other Lifestyle Portfolios in 1999 as growth and international equities recovered and bonds faltered.

The allocations by sector for each Portfolio are shown on the following page.

                               Conservative        Moderate      Aggressive
                                   Investor        Investor        Investor
Domestic Growth Stocks                  17%             22%             32%
Value Stocks                            21%             30%             40%
International Equity Stocks              6%             11%             11%
Investment Grade Bonds                  42%             27%             11%
High Yield Bonds                         4%              4%              4%
Money Market Instruments                10%              6%              2%

These allocations change, subject to the limitations shown in the prospectus, depending on market conditions.

AUL  American  Series  Fund,  Inc.  Conservative Investor Portfolio

                               CONSERVATIVE      SLH Aggregate   RUSS 3000 INDEX
 Date             Year       Hypothetical      Hypothetical        Hypothetical
                                 $10,000           $10,000            $10,000
                               investment        investment          investment
--------------------------------------------------------------------------------
03/31/98        3/31/98            10,000            10,000               10,000
4/98                               10,028            10,052               10,098
5/98                                9,994            10,147                9,849
6/98                               10,145            10,234               10,181
7/98                               10,028            10,255                9,996
8/98                                9,476            10,422                8,465
9/98                                9,802            10,666                9,042
10/98                              10,011            10,610                9,728
11/98                              10,248            10,670               10,324
12/98              1998            10,584            10,702               10,980
--------------------------------------------------------------------------------
1/99                               10,724            10,778               11,354
2/99                               10,432            10,590               10,952
3/99                               10,601            10,648               11,354
4/99                               10,829            10,682               11,866
5/99                               10,665            10,588               11,640
6/99                               10,863            10,554               12,228
7/99                               10,718            10,510               11,858
8/99                               10,650            10,504               11,722
9/99                               10,614            10,626               11,422
10/99                              10,779            10,666               12,138
11/99                              10,871            10,665               12,478
12/99              1999            11,196            10,613               13,274
--------------------------------------------------------------------------------



Average Annual Total Returns fo the period ended December 31,1999

                                    Conservative   Russell 3000       Lehman
                                      Investor                       Aggregate
                                      Portfolio                      Bond Index
One Year                                5.8%          20.9%           (0.8%)
Since Inception (3/31/98)               6.7%          17.6%            3.5%
Value of a hypothetical $10,000
  investment made 3/31/98              $11,196       $13,274          $10,613

The charts show the Conservative Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Conservative Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL American Series Fund, Inc.  Moderate  Investor Portfolio

                                MODERATE       SLH Aggregate     RUSS 3000 INDEX
Date             Year         Hypothetical      Hypothetical        Hypothetical
                                  $10,000           $10,000            $10,000
                               investment        investment          investment
--------------------------------------------------------------------------------
03/31/98           1/98            10,000            10,000               10,000
4/98                               10,028            10,052               10,098
5/98                                9,956            10,147                9,849
6/98                               10,136            10,234               10,181
7/98                                9,957            10,255                9,996
8/98                                9,115            10,422                8,465
9/98                                9,465            10,666                9,042
10/98                               9,835            10,610                9,728
11/98                              10,134            10,670               10,324
12/98              1998            10,509            10,702               10,980
--------------------------------------------------------------------------------
1/99                               10,655            10,778               11,354
2/99                               10,302            10,590               10,952
3/99                               10,504            10,648               11,354
4/99                               10,828            10,682               11,866
5/99                               10,628            10,588               11,640
6/99                               10,936            10,554               12,228
7/99                               10,736            10,510               11,858
8/99                               10,640            10,504               11,722
9/99                               10,541            10,626               11,422
10/99                              10,763            10,666               12,138
11/99                              10,903            10,665               12,478
12/99              1999            11,374            10,613               13,274
--------------------------------------------------------------------------------


Average Annual Total Returns for the period ended December 31, 1999

                                     Moderate        Russell 3000      Lehman
                                     Investor                         Aggregate
                                     Portfolio                        Bond Index
One Year                               8.2%             20.9%           (0.8%)
Since Inception (3/31/98)              7.6%             17.6%            3.5%
Value of a hypothetical $10,000
  investment made 3/31/98             $11,374          $13,272          $10,613

The charts show the Moderate Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Moderate Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL  American  Series  Fund,  Inc.  Aggressive Investor Portfolio

                              AGGRESSIVE       SLH Aggregate     RUSS 3000 INDEX
Date             Year        Hypothetical      Hypothetical        Hypothetical
                               $10,000           $10,000              $10,000
                              investment        investment          investment
--------------------------------------------------------------------------------
03/31/98        3/31/98            10,000            10,000               10,000
4/98                               10,037            10,052               10,098
5/98                                9,902            10,147                9,849
6/98                               10,146            10,234               10,181
7/98                                9,892            10,255                9,996
8/98                                8,702            10,422                8,465
9/98                                9,136            10,666                9,042
10/98                               9,620            10,610                9,728
11/98                               9,994            10,670               10,324
12/98              1998            10,496            10,702               10,980
--------------------------------------------------------------------------------
1/99                               10,695            10,778               11,354
2/99                               10,247            10,590               10,952
3/99                               10,544            10,648               11,354
4/99                               10,952            10,682               11,866
5/99                               10,717            10,588               11,640
6/99                               11,165            10,554               12,228
7/99                               10,889            10,510               11,858
8/99                               10,773            10,504               11,722
9/99                               10,592            10,626               11,422
10/99                              10,885            10,666               12,138
11/99                              11,075            10,665               12,478
12/99              1999            11,720            10,613               13,274
--------------------------------------------------------------------------------


Average Annual Total Returns for the period ended December 31,1999

                                         Aggressive    Russell 3000     Lehman
                                           Investor                    Aggregate
                                          Portfolio                   Bond Index
One Year                                    11.7%         20.9%         (0.8%)
Since Inception (3/31/98)                    9.5%         17.6%          3.5%
Value of a hypothetical $10,000
  investment made 3/31/98                   $11,720      $13,274        $10,613

The charts show the Aggressive Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Aggressive Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

Report of Independent Accountants




The Shareholders and Board of Directors
AUL American Series Fund, Inc.


In our opinion, the accompanying statements of net assets, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio (constituting the AUL American Series Fund, Inc., hereafter referred to as the Fund) at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers L.L.P.

Indianapolis, Indiana
February 7, 2000

                         AUL American Series Fund, Inc.
                           STATETMENTS OF NET ASSETS
                               December 31, 1999

                                                                  Portfolio


                                        Equity     Money Market       Bond         Managed   Tactical Asset

Assets:
  Investments at value              $  86,346,385  $ 126,677,156  $  49,226,207  $ 67,861,197 $   5,220,299
   (cost: $84,448,350, $126,677,156,
   $51,242,278, $67,750,384,
   and $5,052,359, respectively)
  Capital stock sold                       18,254              0         54,985             0             0
  Receivable for investments sold       2,219,058              0              0       717,710             0
  Dividends and interest receivable       122,777        566,933        578,733       379,597        34,807
  Other assets                                  0              0              0             0         2,212
  Deferred organization costs                   0              0              0             0           945

      Total assets                     88,706,474    127,244,089     49,859,925    68,958,504     5,258,263



Liabilities:
  Capital stock reacquired                      0        643,422              0        13,889            35
  Payable for investments purchased             0              0              0        74,392        94,619
  Accrued investment advisory fees         37,375         39,510         21,524        28,977         4,033
  Accrued expenses                         49,964         29,341         10,423        24,846         3,259
  Organization costs payable                    0              0              0             0         1,610

      Total liabilities                    87,339        712,273         31,947       142,104       103,556



Net Assets                          $  88,619,135  $ 126,531,816  $  49,827,978  $  8,816,400 $   5,154,707



Shares outstanding                      5,518,654    126,531,816      4,940,799     5,370,417       425,157



Net Asset Value per share           $       16.06  $        1.00  $       10.09  $      12.81 $       12.12

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                      STATEMENTS OF NET ASSETS (continued)
                               December 31, 1999

                                             LifeStyle Portfolios

                                    Conservative    Moderate       Aggressive
                                      Investor      Investor        Investor

Assets:
  Investments at value              $   6,402,033  $   7,693,097  $   7,810,329
   (cost: $6,382,876,
   $7,475,291, and
   $7,397,803, respectively)
  Capital stock sold                          524              0          1,920
  Receivable for investments sold          71,319        106,602        104,206
  Dividends and interest receivable        37,822         33,372         17,387
  Other assets                             12,218          2,727          5,437
  Deferred organization costs               5,078          5,078          5,078

      Total assets                      6,528,994      7,840,876      7,944,357



Liabilities:
  Capital stock reacquired                      0            824              0
  Payable for investments purchased             0          2,843         21,320
  Accrued investment advisory fees          4,005          4,686          4,698
  Accrued expenses                         12,423         14,629         10,808
  Organization costs payable                5,925          5,925          5,925

      Total liabilities                    22,353         28,907         42,751



Net Assets                          $   6,506,641  $   7,811,969  $   7,901,606



Shares outstanding                        641,290        744,762        726,947



Net Asset Value per share           $       10.15  $       10.49  $       10.87

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1999

                                                                  Portfolio

                                        Equity     Money Market        Bond         Managed  Tactical Asset

Investment Income:
  Income:
   Dividends (net of foreign        $   1,749,596  $           0  $           0  $    801,211 $      67,261
     taxes withheld of $12,346, $0,
     $0, $5,533, and $1,124,
     respectively)
   Interest                               289,803      5,138,878      3,223,489     2,045,526       165,905

                                        2,039,399      5,138,878      3,223,489     2,846,737       233,166


Expenses:
   Investment advisory fee                470,603        428,207        255,839       367,232        49,481
   Custodian and service agent fee         82,353         82,227         45,661        64,595         9,178
   Professional fees                        5,370          5,557          2,991         3,349           512
   Amortization of deferred
     organization costs                         0              0              0             0         1,610
   Director fees                            6,314          5,481          3,148         4,808            94
   Printing                                19,155         20,915          9,371        13,531           434
   Other                                    5,150          3,788          1,677         3,568            70

   Total expenses before
     reduction                            588,945        546,175        318,687       457,083        61,379
   Expense reduction                            0              0              0             0           293

                                          588,945        546,175        318,687       457,083        61,086


      Net investment income             1,450,454      4,592,703      2,904,802     2,389,654       172,080


Gain (Loss) on Investments and
  Foreign Currency:
   Net realized gain (loss)
     on investments                    16,133,015              0       (526,053)    7,330,258      (119,972)
   Net realized loss on
     foreign currency transactions              0              0              0             0             0
   Net change in unrealized
     appreciation on investments      (18,190,485)             0     (2,959,889)  (10,171,248)     (209,826)
   Translation of assets and
     liabilities in foreign currencies          0              0              0             0             0

      Net gain (loss)                  (2,057,470)             0     (3,485,942)   (2,840,990)     (329,798)


Net Increase (Decrease) in
  Net Assets from Operations        $    (607,016) $   4,592,703  $    (581,140) $   (451,336)$    (157,718)

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 1999

                                                 LifeStyle Portfolios

                                    Conservative      Moderate     Aggressive
                                      Investor        Investor      Investor

Investment Income:
  Income:
   Dividends (net of foreign        $      36,383  $      64,099  $      79,553
     taxes withheld of $549, $1,103,
     and $1,214,
     respectively)
   Interest                               235,659        181,875         97,545

                                          272,042        245,974        177,098


Expenses:
   Investment advisory fee                 45,498         51,681         50,509
   Custodian and service agent fee         68,199         67,854         67,932
   Professional fees                          240            266            258
   Amortization of deferred
     organization costs                     1,562          1,562          1,562
   Director fees                              213            227            227
   Printing                                     0              0              0
   Other                                       68             74             72

   Total expenses before
     reduction                            115,780        121,664        120,560
   Expense reduction                       53,879         47,834         51,581

                                           61,901         73,830         68,979


      Net investment income               210,141        172,144        108,119


Gain (Loss) on Investments and
  Foreign Currency:
   Net realized gain (loss)
     on investments                       302,479        438,012        611,644
   Net realized loss on
     foreign currency transactions            (56)          (121)          (121)
   Net change in unrealized
     appreciation on investments         (141,649)        (2,225)       115,559
   Translation of assets and
     liabilities in foreign currencies          0              0              0

      Net gain (loss)                     160,774        435,666        727,082


Net Increase (Decrease) in
  Net Assets from Operations        $     370,915  $     607,810  $     835,201

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                      Portfolio

                                                       Equity                       Money Market

                                             Year ended      Year ended      Year ended      Year ended
                                            Dec. 31, 1999   Dec. 31, 1998   Dec. 31, 1999  Dec. 31, 1998


Increase in Net Assets from Operations:
  Net investment income                    $    1,450,454  $    1,439,875  $    4,592,703  $   3,220,950
  Net realized gain (loss)                     16,133,015      10,566,405               0              0
  Net change in unrealized
   appreciation                               (18,190,485)     (5,994,103)              0              0

   Net increase (Decrease) in Net Assets
     from Operations                             (607,016)      6,012,177       4,592,703      3,220,950


Dividends and Distributions:
  From net investment income                   (1,450,241)     (1,440,136)     (4,592,703)    (3,220,950)
  From net realized gain                      (16,545,094)     (8,225,847)              0              0

   Decrease                                   (17,995,335)     (9,665,983)     (4,592,703)    (3,220,950)


Shareholder Transactions:
  Proceeds from shares sold                    14,631,379      29,215,767     158,840,614    145,189,479
  Reinvested distributions                     16,749,821       8,968,761       4,602,804      3,210,840
  Cost of shares redeemed                     (19,645,267)    (19,321,125)   (118,966,855)  (122,102,008)

   Increase (Decrease)                         11,735,933      18,863,403      44,476,563     26,298,311


Net increase (decrease)                        (6,866,418)     15,209,597      44,476,563     26,298,311
Net Assets at beginning of year                95,485,553      80,275,956      82,055,253     55,756,942

Net Assets at end of year                  $   88,619,135  $   95,485,553  $  126,531,816  $  82,055,253



Shares sold                                       703,472       1,345,932     158,840,614    145,189,479
Reinvested distributions                        1,052,984         447,614       4,602,804      3,210,840
Shares redeemed                                  (947,933)       (899,821)   (118,966,855)  (122,102,008)


Net Increase (Decrease)                           808,523         893,725      44,476,563     26,298,311
Shares outstanding at beginning of year         4,710,131       3,816,406      82,055,253     55,756,942

Shares outstanding at end of year               5,518,654       4,710,131     126,531,816     82,055,253

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio

                                                        Bond                           Managed

                                             Year ended      Year ended      Year ended      Year ended
                                            Dec. 31, 1999   Dec. 31, 1998   Dec. 31, 1999  Dec. 31, 1998


Increase in Net Assets from Operations:
  Net investment income                    $    2,904,802  $    2,298,641  $    2,389,654  $   2,216,931
  Net realized gain (loss)                       (526,053)        895,159       7,330,258      5,358,469
  Net change in unrealized
   appreciation                                (2,959,889)        327,099     (10,171,248)    (2,340,871)

   Net increase (Decrease) in Net Assets
     from Operations                             (581,140)      3,520,899        (451,336)     5,234,529


Dividends and Distributions:
  From net investment income                   (2,916,994)     (2,291,894)     (2,419,622)    (2,190,819)
  From net realized gain                                0        (816,901)     (7,660,616)    (4,289,275)

   Decrease                                    (2,916,994)     (3,108,795)    (10,080,238)    (6,480,094)


Shareholder Transactions:
  Proceeds from shares sold                    20,853,214      43,342,207       8,648,452     21,066,727
  Reinvested distributions                      2,916,994       3,108,795      10,080,238      6,480,094
  Cost of shares redeemed                     (20,533,807)    (31,491,315)    (12,492,676)   (13,666,306)

   Increase (Decrease)                          3,236,401      14,959,687       6,236,014     13,880,515


Net increase (decrease)                          (261,733)     15,371,791      (4,295,560)    12,634,950
Net Assets at beginning of year                50,089,711      34,717,920      73,111,960     60,477,010

Net Assets at end of year                  $   49,827,978  $   50,089,711  $   68,816,400  $  73,111,960



Shares sold                                     1,934,109       3,953,961         564,421      1,328,874
Reinvested distributions                          288,783         286,109         790,359        428,239
Shares redeemed                                (1,907,042)     (2,867,165)       (817,303)      (869,396)


Net Increase (Decrease)                           315,850       1,372,905         537,477        887,717
Shares outstanding at beginning of year         4,624,949       3,252,044       4,832,940      3,945,223

Shares outstanding at end of year               4,940,799       4,624,949       5,370,417      4,832,940

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio


                                                   Tactical Asset               Conservative Investor

                                                                                           March 31, 1998
                                             Year ended      Year ended      Year ended    (commencement)
                                            Dec. 31, 1999   Dec. 31, 1998   Dec. 31, 1999  Dec. 31, 1998


Increase in Net Assets from Operations:
  Net investment income                    $      172,080  $      151,146  $      210,141  $     118,173
  Net realized gain (loss)                       (119,972)        160,641         302,423         93,809
  Net change in unrealized
   appreciation                                  (209,826)         14,520        (141,649)       160,806

   Net increase (Decrease) in Net Assets
     from Operations                             (157,718)        326,307         370,915        372,788


Dividends and Distributions:
  From net investment income                     (171,580)       (151,092)       (210,871)      (117,427)
  From net realized gain                                0         (38,730)       (260,746)       (37,694)

   Decrease                                      (171,580)       (189,822)       (471,617)      (155,121)


Shareholder Transactions:
  Proceeds from shares sold                       484,093       2,415,625         813,634      6,102,927
  Reinvested distributions                        130,420         149,415          98,034         16,586
  Cost of shares redeemed                      (1,599,397)       (684,871)       (585,566)       (55,939)

   Increase (Decrease)                           (984,884)      1,880,169         326,102      6,063,574


Net increase (decrease)                        (1,314,182)      2,016,654         225,400      6,281,241
Net Assets at beginning of year                 6,468,889       4,452,235       6,281,241              0

Net Assets at end of year                  $    5,154,707  $    6,468,889  $    6,506,641  $   6,281,241



Shares sold                                        37,148         184,743          78,005        614,081
Reinvested distributions                           10,783          11,650           9,679          1,631
Shares redeemed                                  (122,986)        (54,078)        (56,352)        (5,754)


Net Increase (Decrease)                           (75,055)        142,315          31,332        609,958
Shares outstanding at beginning of year           500,212         357,897         609,958              0

Shares outstanding at end of year                 425,157         500,212         641,290        609,958

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio


                                                  Moderate Investor              Aggressive Investor

                                                            March 31, 1998                 March 31, 1998
                                             Year ended     (commencement)    Year ended   (commencement)
                                            Dec. 31, 1999  to Dec. 31, 1998  Dec. 31, 1999 to Dec. 31, 1998


Increase in Net Assets from Operations:
  Net investment income                    $      172,144  $       89,061  $      108,119  $      50,317
  Net realized gain (loss)                        437,891          73,777         611,523         79,091
  Net change in unrealized
   appreciation                                    (2,225)        220,030         115,559        296,966

   Net increase (Decrease) in Net Assets
     from Operations                              607,810         382,868         835,201        426,374


Dividends and Distributions:
  From net investment income                     (172,903)        (88,193)       (108,804)       (49,549)
  From net realized gain                         (322,282)        (22,874)       (395,749)       (22,684)

  Decrease                                       (495,185)       (111,067)       (504,553)       (72,233)


Shareholder Transactions:
  Proceeds from shares sold                     1,188,164       6,611,350       1,333,348      6,428,191
  Reinvested distributions                        155,723          17,784         150,301         11,097
  Cost of shares redeemed                        (448,230)        (97,248)       (593,446)      (112,674)

   Increase (Decrease)                            895,657       6,531,886         890,203      6,326,614


Net increase (decrease)                         1,008,282       6,803,687       1,220,851      6,680,755
Net Assets at beginning of year                 6,803,687               0       6,680,755              0

Net Assets at end of year                  $    7,811,969  $    6,803,687  $    7,901,606  $   6,680,755



Shares sold                                       113,195         667,640         124,928        654,923
Reinvested distributions                           14,896           1,777          13,888          1,097
Shares redeemed                                   (42,721)        (10,025)        (56,149)       (11,740)


Net Increase (Decrease)                            85,370         659,392          82,667        644,280
Shares outstanding at beginning of year           659,392               0         644,280              0

Shares outstanding at end of year                 744,762         659,392         726,947        644,280

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                                EQUITY PORTFOLIO
                                December 31, 1999

                                             Market
         Description             Shares       Value

Common Stock (97.5%)
  Aerospace (3.4%)
   Boeing Co.                      21,000 $    872,813
   Precision Castparts Corp.       78,300    2,055,375

                                             2,928,188

  Automotive & Auto Parts (10.5%)
   Bandag, Inc.                    77,700    1,942,500
   Carlisle Companies, Inc.        66,400    2,390,400
   Ford Motor Co.                  52,900    2,826,843
   TBC Corp.*                     301,800    1,886,250

                                             9,045,993

  Banks & Financial (10.9%)
   Associates First Capital Corp.  57,024    1,564,596
   Bank One Corp.                  44,263    1,419,182
   Citigroup, Inc.                 42,000    2,333,624
   Ohio Casualty Corp.            134,600    2,162,013
   Washington Mutual, Inc.         75,085    1,952,210

                                             9,431,625

  Broadcasting & Publishing (3.6%)
   Chris-Craft Industries, Inc.*   30,848    2,224,912
   Meredith Corp.                  22,600      942,138

                                             3,167,050

  Building (4.1%)
   Fleetwood Enterprises, Inc.    102,300    2,109,938
   Huttig Building Products, Inc.  11,088       54,747
   Toll Brothers, Inc.             73,200    1,363,350

                                             3,528,035

  Computer Hardware & Software (4.2%)
   Autodesk, Inc.                  78,100    2,635,875
   International Business
      Machines Corp.                9,200      993,600

                                             3,629,475

  Diversified Manufacturing (2.7%)
   Crane Co.                       49,900      991,763
   Trinity Industries              47,200    1,342,250

                                             2,334,013

  Furniture & Apparel (14.0%)
   Hillenbrand Industries, Inc.    52,500    1,663,594
   Kellwood Co.                    93,000    1,807,688
   Kimball International           82,800    1,366,200
   La-Z-Boy Chair Co.             151,200    2,542,050
   Liz Claiborne, Inc.             82,600    3,107,824
   Reebok International*          198,200    1,622,763

                                            12,110,119

  Health Care (1.5%)
   Acuson Corp.*                   84,200 $  1,057,763
   McKesson HBOC, Inc.              9,700      218,856

                                             1,276,619

  Machinery (3.0%)
   Baldor Electric Co.            140,980    2,555,263

                                             2,555,263

  Metals & Mining (13.2%)
   AK Steel Holding Corp.         127,000    2,397,124
   ALCOA, Inc.                     44,100    3,660,300
   Cleveland-Cliffs, Inc.          55,100    1,714,988
   Oregon Steel Mills, Inc.       114,800      911,225
   Phelps Dodge Corp.              40,400    2,711,850

                                            11,395,487

  Oil & Oil Services (9.8%)
   Royal Dutch Petroleum           45,600    2,755,950
   Tidewater, Inc.                 87,700    3,157,200
   Valero Energy Corp.            128,700    2,557,913

                                             8,471,063

  Retail (5.3%)
   Gymboree Corp.*                155,700      875,813
   Lands End, Inc.*                30,800    1,070,300
   Longs Drug Stores Corp.        100,700    2,599,318

                                             4,545,431

  Transportation (4.7%)
   Alexander & Baldwin, Inc.      103,300    2,356,531
   Norfolk Southern Corp.          83,400    1,709,700

                                             4,066,231

  Miscellaneous (6.6%)
   Kelly Services, Inc.            81,000    2,035,125
   Michael Foods, Inc.             88,900    2,189,163
   P G & E Corp.                   71,794    1,471,777

                                             5,696,065

Total common stock (cost: $82,282,622)      84,180,657

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                          EQUITY PORTFOLIO (continued)
                                December 31, 1999
                                                                                            Market
                                   Description                                 Shares       Value


Money Market Mutual Funds (0.5%)
 Federated Investors Prime Obligation                                          426,287 $    426,287


      Total money market mutual funds (cost: $426,287)                                      426,287


                                                    Interest      Maturity    Principal
                       Description                    Rate          Date        Amount

Short-Term Notes (1.7%)
   General Electric Capital Corp.                     5.83%      01/18/00 $  1,500,000    1,495,870


      Total short-term notes (cost: $1,495,870)                                           1,495,870


Cash and Cash Equivalents (0.3%)
  BONY Cash Reserve                                                                         243,571


      Total cash and cash equivalents (cost: $243,571)                                      243,571


Total Investments (cost: $84,448,350)                                                  $ 86,346,385

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                December 31, 1999

                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date       Amount       Value

 Short-term Notes (94.1%)
  U.S. Government & Agency Obligations (42.3%)
   Federal Home Loan Bank Discount Notes                   5.577%       01/31/00  $ 9,600,000 $  9,556,000
   Federal Home Loan Bank Discount Notes                   5.820%       03/08/00    5,000,000    4,948,260
   Federal Home Loan Mortgage Corp. Discount Notes         5.833%       03/21/00    3,000,000    2,961,667
   Federal Home Loan Mortgage Corp. Discount Notes         5.700%       01/10/00    5,500,000    5,492,438
   Federal Home Loan Mortgage Corp. Discount Notes         5.549%       01/13/00    4,000,000    3,992,600
   Federal Home Loan Mortgage Corp. Discount Notes         5.535%       01/14/00    5,000,000    4,990,160
   Federal Home Loan Mortgage Corp. Discount Notes         5.502%       02/04/00    4,100,000    4,078,974
   Federal National Mortgage Association Discount Notes    5.630%       03/02/00    5,300,000    5,250,158
   Federal National Mortgage Association Discount Notes    5.556%       02/17/00    3,200,000    3,177,106
   Federal National Mortgage Association Discount Notes    5.501%       02/03/00    4,000,000    3,980,090
   Federal National Mortgage Association Discount Notes    5.544%       01/21/00    5,200,000    5,184,197

                                                                                                53,611,650

  Corporate Obligations (51.8%)
   Agricultural & Constructional Machinery (3.9%)
      John Deere Capital Corp.                             5.700%       02/01/00    3,600,000    3,600,000
      John Deere Capital Corp.                             5.600%       02/07/00    1,400,000    1,400,000

                                                                                                 5,000,000

   Automotive (8.8%)
      Ford Motor Credit Corp.                              5.780%       01/06/00    1,000,000    1,000,000
      Ford Motor Credit Corp.                              5.650%       03/16/00    2,000,000    2,000,000
      Ford Motor Credit Corp.                              5.600%       02/02/00      900,000      900,000
      Ford Motor Credit Corp.                              5.590%       03/30/00    1,000,000    1,000,000
      Ford Motor Credit Corp.                              5.300%       01/05/00    1,200,000    1,200,000
      General Motors Acceptance Corp.                      5.990%       01/18/00    1,000,000    1,000,000
      General Motors Acceptance Corp.                      5.990%       01/19/00    2,000,000    2,000,000
      General Motors Acceptance Corp.                      5.900%       02/29/00    2,000,000    2,000,000

                                                                                                11,100,000

   Business Finance (8.4%)
      CIT Group Holdings                                   5.850%       01/25/00    1,900,000    1,900,000
      CIT Group Holdings                                   5.850%       03/03/00    1,600,000    1,600,000
      CIT Group Holdings                                   5.800%       03/17/00    1,000,000    1,000,000
      General Electric Capital Services                    6.000%       01/19/00    2,800,000    2,800,000
      General Electric Capital Corp.                       6.010%       01/25/00    2,300,000    2,300,000
      General Electric Capital Corp.                       5.000%       03/30/00    1,000,000    1,000,000

                                                                                                10,600,000

   Consumer Finance (17.5%)
      American Express Credit Corp.                        5.900%       03/15/00    1,800,000    1,800,000
      American Express Credit Corp.                        5.800%       03/13/00    1,000,000    1,000,000
      American Express Credit Corp.                        5.650%       02/14/00      800,000      800,000
      American Express Credit Corp.                        5.600%       02/16/00    2,000,000    2,000,000
      American General Finance                             5.990%       01/20/00    3,100,000    3,100,000
      American General Finance                             5.960%       01/31/00    2,000,000    2,000,000
      American General Finance                             5.250%       03/30/00    1,000,000    1,000,000
      Associates Corporation of North America              6.000%       03/14/00    1,400,000    1,400,000

(continued on next page)
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                December 31, 1999

                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date       Amount       Value
Short-Term Notes (94.1%) (continued)
   Consumer Finance (17.5%) (continued)
      Associates Corporation of North America              5.900%       03/13/00  $   800,000 $    800,000
      Associates Corporation of North America              5.900%       02/23/00    1,000,000    1,000,000
      Associates First Capital Corp.                       5.730%       02/07/00    1,300,000    1,300,000
      Associates First Capital Corp.                       5.680%       02/10/00    1,000,000    1,000,000
      Household Finance Corp.                              5.950%       01/19/00    1,500,000    1,500,000
      Household Finance Corp.                              5.900%       01/18/00    2,700,000    2,700,000
      Household Finance Corp.                              5.860%       02/24/00      800,000      800,000

                                                                                                22,200,000


   Information Technology (4.7%)
      International Business Machines Credit Corp.         5.910%       01/20/00    3,000,000    3,000,000
      International Business Machines Credit Corp.         5.800%       03/08/00    1,900,000    1,900,000
      International Business Machines Corp.                5.750%       03/24/00    1,000,000    1,000,000

                                                                                                 5,900,000

   Insurance (4.6%)
      Prudential Financial Corp.                           5.900%       01/10/00    3,100,000    3,100,000
      Prudential Financial Corp.                           5.650%       03/27/00    1,200,000    1,200,000
      Prudential Financial Corp.                           5.650%       03/17/00    1,500,000    1,500,000

                                                                                                 5,800,000

   Oil & Oil Services (3.9%)
      Texaco, Inc.                                         5.900%       01/12/00    2,900,000    2,900,000
      Texaco, Inc.                                         5.610%       03/13/00    2,100,000    2,100,000

                                                                                                 5,000,000



      Total short-term notes (cost: $119,211,650)                                              119,211,650


                                                                                    Shares

Money Market Mutual Funds (5.2%)
  Dreyfus Masternote Account                                                        3,392,040    3,392,040
  Federated Investors Prime Obligation                                              3,135,531    3,135,531


      Total money market mutual funds (cost: $6,527,571)                                         6,527,571


Cash and Cash Equivalents (0.7%)
  BONY Cash Reserve                                                                                937,935


      Total cash and cash equivalents (cost: $937,935)                                             937,935


Total Investments (cost: $126,677,156)                                                        $126,677,156

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                                 BOND PORTFOLIO
                                December 31, 1999

                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date       Amount       Value

 Long-term Notes and Bonds (99.1%)
  U.S. Government & Agency Obligations (28.1%)
   Federal National Mortgage Association MTN               5.750%       04/15/03  $ 2,800,000 $  2,719,500
   Federal National Mortgage Association MTN               5.625%       05/14/04    2,100,000    2,006,802
   U.S. Treasury Inflation Indexed Bonds                   3.375%       01/15/07    1,363,713    1,284,877
   U.S. Treasury Bonds                                     8.000%       11/15/21    1,800,000    2,042,712
   U.S. Treasury Notes                                     7.250%       05/15/16    2,875,000    3,005,266
   U.S. Treasury Notes                                     7.250%       05/15/04      200,000      206,032
   U.S. Treasury Notes                                     6.250%       02/15/03      500,000      498,515
   U.S. Treasury Notes                                     6.250%       04/30/01      550,000      550,429
   U.S. Treasury Notes                                     6.250%       02/28/02    1,300,000    1,299,597
   U.S. Treasury Notes                                     6.125%       08/15/07      200,000      195,000

                                                                                                13,808,730


  Mortgage-Backed and Asset-Backed Securities (39.6%)
   California Infrastructure SCE-1 1997-001-A4             6.220%       03/25/04      400,000      395,248
   Federal National Mortgage Association CMO 1991-G46-G    7.500%       12/25/09      600,000      592,122
   Federal Home Loan Mortgage Corp. Gold Pool #C17374      6.000%       11/01/28      474,220      434,058
   Federal Home Loan Mortgage Corp. Gold Pool #C17991      6.000%       11/01/28      192,494      176,192
   Federal Home Loan Mortgage Corp. Gold Pool #C20918      6.000%       01/01/29      755,844      691,831
   Federal Home Loan Mortgage Corp. Gold Pool #C21896      6.000%       02/01/29      999,350      914,715
   Federal Home Loan Mortgage Corp. Gold Pool #C30716      6.500%       09/01/29      997,932      940,860
   Federal Home Loan Mortgage Corp. Gold Pool #E00543      6.000%       04/01/13      206,305      195,860
   Federal Home Loan Mortgage Corp. Gold Pool #E71048      6.000%       07/01/13       33,082       31,407
   Federal Home Loan Mortgage Corp. Gold Pool #E72468      5.500%       10/01/13      670,984      622,546
   Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%       07/01/14    1,177,662    1,142,331
   Federal Home Loan Mortgage Corp. Gold Pool #G10817      6.000%       06/01/13      609,949      579,067
   Federal Home Loan Mortgage Corp.  Pool #C14364          6.500%       09/01/28      661,663      623,823
   Federal Home Loan Mortgage Corp.  Pool #C14872          6.500%       09/01/28      161,190      151,972
   Federal Home Loan Mortgage Corp.  Pool #C21571          6.000%       02/01/29      399,162      365,357
   Federal Home Loan Mortgage Corp.  Pool #E00565          6.000%       08/01/13      451,378      428,525
   Federal Home Loan Mortgage Corp.
     Series 2075 Class PE CMO                              6.500%       04/15/21      400,000      391,748
   GNMA Pool #399083                                       7.000%       01/15/27    2,087,174    2,017,378
   GNMA Pool #415539                                       8.000%       07/15/27      177,230      179,002
   GNMA Pool #416402                                       7.500%       07/15/26       17,895       17,710
   GNMA Pool #424739                                       7.500%       05/15/26      321,294      317,982
   GNMA Pool #425039                                       7.500%       05/15/26       26,201       25,931
   GNMA Pool #436282                                       6.500%       03/15/28      307,228      288,312
   GNMA Pool #443216                                       8.000%       07/15/27      410,064      414,164
   GNMA Pool #452827                                       7.500%       02/15/28      296,333      293,278
   GNMA Pool #456941                                       6.500%       06/15/28      527,944      495,439
   GNMA Pool #426142                                       7.000%       05/15/26      178,581      172,888
   GNMA Pool #462829                                       6.500%       07/15/28      397,515      373,040
   GNMA Pool #463145                                       6.500%       04/15/28      991,622      930,568
   GNMA Pool #465364                                       6.500%       08/15/28      477,576      448,172
   GNMA Pool #468723                                       6.500%       02/15/28      339,480      318,579
   GNMA Pool #474638                                       6.500%       08/15/28      380,201      356,792
   GNMA Pool #480714                                       6.000%       11/15/28      312,990      284,623
   GNMA Pool #482825                                       6.000%       11/15/28      535,466      486,936

(continued on next page)
The accompanying notes are an integral part of the financial statements.


                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

 Long-term Notes and Bonds (99.1%) (continued)
  Mortgage-Backed and Asset-Backed Securities (39.6%) (continued)
   GNMA Pool #492362                                       6.000%       10/15/28  $   260,768 $    237,134
   GNMA Pool #502756                                       7.000%       08/15/29      697,525      673,544
   GNMA Pool #519095                                       7.500%       12/15/29    1,000,000      988,750
   GNMA Pool #521584                                       7.500%       11/15/29    1,498,486    1,481,627

                                                                                                19,479,511


  Corporate Obligations (31.4%)
   Aerospace & Defense (3.2%)
      Lockheed Martin Corp.                                8.500%       12/01/29      850,000      852,975
      Raytheon Co. Notes                                   6.150%       11/01/08      800,000      710,840

                                                                                                 1,563,815

   Banking (1.8%)
      Korea Development Bank Notes                         7.375%       09/17/04      500,000      491,494
      PNC Funding Corp. Notes                              6.875%       03/01/03      400,000      394,472

                                                                                                   885,966

   Chemicals (4.3%)
      Dow Chemical                                         7.375%       11/01/29      500,000      478,060
      EI Dupont Nemour                                     6.875%       10/15/09      500,000      484,285
      Equistar Chemicals LP                                8.750%       02/15/09      600,000      592,171
      ICI Wilmington Notes                                 6.750%       09/15/02      600,000      588,216

                                                                                                 2,142,732

   Consumer Non-Durables (0.7%)
      Anheuser-Busch Cos. Inc. Debentures                  6.750%       12/15/27      400,000      359,384

                                                                                                   359,384

   Consumer Services (1.4%)
      Service Corp. International                          6.875%       10/01/07      900,000      666,128

                                                                                                   666,128

   Electric Utility (2.4%)
      Hydro-Quebec Debenture                               8.050%       07/07/24      400,000      422,456
      Public Service New Mexico                            7.100%       08/01/05      350,000      336,921
      Texas-New Mexico Power                               6.250%       01/15/09      500,000      421,985

                                                                                                 1,181,362

   Energy (1.5%)
      Petroliam Nasional Berhad Notes                      7.125%      10/18/06      500,000       480,111
      Union Pacific Resources Debentures                   7.050%      05/15/18      300,000       267,537

                                                                                                   747,648

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity  Principal      Market
                      Description                           Rate          Date      Amount        Value

 Long-term Notes and Bonds (99.1%) (continued)
  Corporate Obligations (31.4%) (continued)
   Finance Company (7.4%)
      Aristar, Inc.                                        7.250%       06/15/01  $   700,000 $    699,531
      Associates Corporation of North America Notes        5.600%       01/15/01    1,600,000    1,581,648
      Ford Motor Credit Corp. Notes                        7.750%       11/15/02      850,000      864,153
      General Motors Acceptance Corp.                      5.850%       04/06/00      500,000      499,610

                                                                                                 3,644,942

   Gas Utility (0.4%)
      El Paso Natural Gas Company Notes                    7.750%       01/15/02      200,000      201,722

                                                                                                   201,722

   Health Care (0.9%)
      Beckman Coulter                                      7.450%       03/04/08      500,000      461,460

                                                                                                   461,460

   Insurance (1.0%)
      Allstate Corp.                                       7.200%       12/01/09      500,000      486,095

                                                                                                   486,095

   Other Finance (2.0%)
      Osprey Trust                                         8.310%       01/15/03    1,000,000      993,579

                                                                                                   993,579

   Real Estate Investment Trust (REIT) (1.0%)
      Simon Property Group, Inc.                           6.750%       02/09/04      500,000      474,445

                                                                                                   474,445

   Retail Merchandising (1.0%)
      K-Mart Corp.                                         8.375%       12/01/04      500,000      493,232

                                                                                                   493,232

   Telecomunications (1.3%)
      GTE Corp. Debentures                                 6.940%       04/15/28      500,000      453,010
      Sprint Capital Corp.                                 6.875%       11/15/28      200,000      177,742

                                                                                                   630,752

   Transportation (1.1%)
      Continental Airlines 1999-01A-A EETC                 6.545%       02/02/19      599,743      545,082

                                                                                                   545,082


      Total corporate obligations                                                               15,478,344


   Total long-term notes and bonds (cost: $50,782,656)                                          48,766,585


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 1999
                                                                                                 Market
                                   Description                                      Shares        Value


Money Market Mutual Funds (0.6%)
  Federated Investors Prime Obligation                                                314,206 $    314,206


      Total money market mutual funds (cost: $314,206)                                             314,206


Cash and Cash Equivalents (0.3%)
  BONY Cash Reserve                                                                                145,416


      Total cash and cash equivalents (cost: $145,416)
                                                                                                   145,416


      Total Investments (cost: $51,242,278)                                                   $ 49,226,207

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                               MANAGED PORTFOLIO
                                December 31, 1999

                                           Market
         Description           Shares       Value


Common Stock (56.2%)
  Aerospace (2.0%)
   Boeing Co.                      10,000 $    415,625
   Precision Castparts Corp.       34,900      916,125

                                             1,331,750

  Automotive & Auto Parts (5.9%)
   Bandag, Inc.                    34,300      857,500
   Carlisle Companies, Inc.        29,200    1,051,200
   Ford Motor Co.                  23,900    1,277,156
   TBC Corp.*                     133,600      835,000

                                             4,020,856

  Banks & Financial (6.2%)
   Associates First Capital Corp.  25,240      692,522
   Bank One Corp.                  19,385      621,531
   Citigroup, Inc.                 19,013    1,056,410
   Ohio Casualty Corp.             59,800      960,538
   Washington Mutual, Inc.         33,005      858,130

                                             4,189,131

  Broadcasting & Publishing (2.3%)
   Chris-Craft Industries, Inc.*   12,086      871,702
   Meredith Corp.                  15,800      658,663

                                             1,530,365

  Building (2.1%)
   Fleetwood Enterprises, Inc.     44,800      924,000
   Huttig Building Products, Inc.   5,244       25,892
   Toll Brothers, Inc.             24,700      460,038

                                             1,409,930

  Computer Hardware & Software (2.6%)
   Autodesk, Inc.                  37,500    1,265,625
   International Business
      Machines Corp.                4,600      496,800

                                             1,762,425

  Diversified Manufacturing (1.6%)
   Crane Co.                       23,600      469,050
   Trinity Industries              21,400      608,563

                                             1,077,613

  Furniture & Apparel (7.9%)
   Hillenbrand Industries, Inc.    23,100      731,981
   Kellwood Co.                    39,000      758,063
   Kimball International           38,600      636,900
   La-Z-Boy Chair Co.              66,900    1,124,755
   Liz Claiborne, Inc.             36,000    1,354,500
   Reebok International*           95,700      783,544

                                             5,389,743

  Health Care (1.0%)
   Acuson Corp.*                   44,900 $    564,056
   McKesson HBOC, Inc.              5,000      112,813

                                               676,869

  Machinery (1.6%)
   Baldor Electric Co.             61,000    1,105,625

                                             1,105,625

  Metals & Mining (7.7%)
   AK Steel Holding Corp.          59,900    1,130,613
   ALCOA, Inc.                     19,600    1,626,800
   Cleveland-Cliffs, Inc.          25,900      806,137
   Oregon Steel Mills, Inc.        59,400      471,487
   Phelps Dodge Corp.              18,100    1,214,963

                                             5,250,000

  Oil & Oil Services (5.7%)
   Royal Dutch Petroleum Co.       19,300    1,166,444
   Tidewater, Inc.                 38,600    1,389,600
   Valero Energy Corp.             64,900    1,289,888

                                             3,845,932

  Retail (3.1%)
   Gymboree Corp.*                 73,200      411,750
   Lands End, Inc.*                15,000      521,250
   Longs Drug Stores Corp.         44,700    1,153,818

                                             2,086,818

  Transportation (2.6%)
   Alexander & Baldwin, Inc.       44,000    1,003,750
   Norfolk Southern Corp.          38,600      791,300

                                             1,795,050

  Miscellaneous (3.9%)
   Kelly Services, Inc.            38,000      954,750
   Michael Foods, Inc.             43,300    1,066,263
   P G & E Corp.                   31,954      655,057

                                             2,676,070

Total common stock (cost: $36,929,124)      38,148,177

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value


Long-Term Notes and Bonds (42.1%)
  U.S. Government and Agency Obligations (14.2%)
   Federal National Mortgage Association MTN               5.750%       04/15/03  $   900,000 $    874,125
   Federal National Mortgage Association MTN               5.625%       05/14/04    1,650,000    1,576,773
   U.S. Treasury Inflation Indexed Bonds                   3.375%       01/15/07      629,406      593,020
   U.S. Treasury Bonds                                     8.000%       11/15/21    1,350,000    1,532,034
   U.S. Treasury Bonds                                     6.500%       11/15/26      400,000      390,000
   U.S. Treasury Notes                                     7.250%       05/15/04      850,000      875,636
   U.S. Treasury Notes                                     7.250%       05/15/16    1,125,000    1,175,974
   U.S. Treasury Notes                                     6.250%       02/28/02    2,150,000    2,149,334
   U.S. Treasury Notes                                     6.125%       08/15/07      450,000      438,750

                                                                                                 9,605,646


  Mortgage-Backed and Asset-Backed Securities (16.5%)
   California Infrastructure SCE-1 1997-001-A4             6.220%       03/25/04      300,000      296,436
   Federal Home Loan Mortgage Corp.Gold  Pool #C17374      6.000%       11/01/28      474,219      434,057
   Federal Home Loan Mortgage Corp.Gold  Pool #C20918      6.000%       01/01/29      708,603      648,591
   Federal Home Loan Mortgage Corp.Gold  Pool #C22301      6.000%       02/01/29      379,978      347,798
   Federal Home Loan Mortgage Corp.Gold  Pool #E00543      6.000%       04/01/13      423,836      402,377
   Federal Home Loan Mortgage Corp.Gold  Pool #E77962      6.500%       07/01/14      736,038      713,956
   Federal Home Loan Mortgage Corp. Pool #C14872           6.500%       09/01/28      603,353      568,848
   Federal Home Loan Mortgage Corp. Series 2075
     Class PE CMO                                          6.500%       04/15/21      300,000      293,811
   GNMA Pool #399069                                       7.000%       01/15/27    1,469,633    1,420,487
   GNMA Pool #407966                                       6.500%       02/15/28      692,283      649,659
   GNMA Pool #416741                                       7.000%       05/15/26      350,582      339,406
   GNMA Pool #422407                                       6.500%       01/15/26      151,494      143,162
   GNMA Pool #424578                                       6.500%       04/15/26      420,788      397,645
   GNMA Pool #425983                                       6.500%       03/15/26      238,948      225,806
   GNMA Pool #431962                                       6.500%       05/15/26      269,826      254,986
   GNMA Pool #436741                                       7.500%       01/15/27      347,113      343,208
   GNMA Pool #443216                                       8.000%       07/15/27      214,504      216,649
   GNMA Pool #443577                                       6.500%       07/15/28      291,593      273,640
   GNMA Pool #451312                                       8.000%       07/15/27      125,770      127,028
   GNMA Pool #465963                                       6.500%       03/15/28      108,023      101,372
   GNMA Pool #468340                                       6.500%       08/15/28      471,408      442,384
   GNMA Pool #471262                                       6.500%       05/15/28      952,117      893,496
   GNMA Pool #474638                                       6.500%       08/15/28      104,210       97,794
   GNMA Pool #502756                                       7.000%       08/15/29      298,939      288,662
   GNMA Pool #519095                                       7.500%       12/15/29      400,000      395,500
   GNMA Pool #521584                                       7.500%       11/15/29      899,091      888,976

                                                                                                11,205,734


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 1999

                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

 Long-Term Notes and Bonds (42.1%) (continued)
  Corporate Obligations (11.4%)
   Aerospace & Defense (1.3%)
      Lockheed Martin Corp.                                8.500%       12/01/29  $   250,000 $    250,875
      Raytheon Co. Notes                                   6.150%       11/01/08      650,000      577,557

                                                                                                   828,432

   Banking (1.0%)
      Korea Development Bank Notes                         7.375%       09/17/04      400,000      393,195
      PNC Funding Corp. Notes                              6.875%       03/01/03      300,000      295,854

                                                                                                   689,049

   Chemicals (1.5%)
      Dow Chemical                                         7.375%       11/01/29      250,000      239,030
      EI Dupont Nemour                                     6.875%       10/15/09      200,000      193,714
      Equistar Chemicals LP                                8.750%       02/15/09      200,000      197,390
      ICI Wilmington Notes                                 6.750%       09/15/02      400,000      392,144

                                                                                                 1,022,278

   Consumer Non-Durables (0.6%)
      Anheuser-Busch Cos. Inc. Debentures                  6.750%       12/15/27      450,000      404,307

                                                                                                   404,307

   Consumer Services (0.2%)
      Service Corp. International Notes                    6.875%       10/01/07      200,000      148,028

                                                                                                   148,028

   Electric Utility (0.9%)
      Hydro-Quebec Debenture                               8.050%       07/07/24      250,000      264,035
      Public Service New Mexico                            7.100%       08/01/05      200,000      192,526
      Texas-New Mexico Power                               6.250%       01/15/09      150,000      126,596

                                                                                                   583,157

   Energy (1.0%)
      Petroliam Nasional Berhad Notes                      7.125%       10/18/06      500,000      480,111
      Union Pacific Resources Debentures                   7.050%       05/15/18      250,000      222,948

                                                                                                   703,059

   Finance Company (2.8%)
      Aristar, Inc.                                        7.250%       06/15/01      250,000      249,833
      Associates Corporation of North America Notes        5.600%       01/15/01      400,000      395,412
      Ford Motor Credit Corp. Notes                        7.750%       11/15/02      500,000      508,324
      General Motors Acceptance Corp.                      5.850%       04/06/00      750,000      749,414

                                                                                                 1,902,983

   Gas Utility (0.1%)
      El Paso Natural Gas Company Notes                    7.750%       01/15/02      100,000      100,861

                                                                                                   100,861




                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

 Long-Term Notes and Bonds (42.1%) (continued)
  Corporate Obligations (11.4%) (continued)
   Health Care (0.2%)
      Beckman Coulter                                      7.450%       03/04/08  $   150,000 $    138,438

                                                                                                   138,438

   Other Finance (0.5%)
      Osprey Trust                                         8.310%       01/15/03      350,000      347,753

                                                                                                   347,753

   Real Estate Investment Trust (REIT) (0.2%)
      Simon Property Group, Inc.                           6.750%       02/09/04      150,000      142,334

                                                                                                   142,334

   Retail Merchandising (0.3%)
      K-Mart Corp.                                         8.375%       12/01/04      200,000      197,293

                                                                                                   197,293

   Telecommunications (0.5%)
      GTE Corp. Debentures                                 6.940%       04/15/28      350,000      317,107
      Sprint Capital Corp.                                 6.875%       11/15/28       50,000       44,436

                                                                                                   361,543

   Transportation (0.3%)
      Continental Airlines                                 6.545%       02/02/19      199,914      181,694

                                                                                                   181,694


      Total corporate obligations                                                                7,751,209


   Total long-term notes and bonds (cost: $29,670,829)                                          28,562,589


                                                                                    Shares

  Money Market Mutual Funds (0.5%)
   Federated Investors Prime Obligation                                               323,272      323,272


      Total money market mutual funds (cost: $323,272)                                             323,272


  Cash and Cash Equivalents (1.2%)
   BONY Cash Reserve                                                                               827,159


      Total cash and cash equivalents (cost: $827,159)                                             827,159


   Total Investments (cost: $67,750,384)                                                      $ 67,861,197

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                      TACTICAL ASSET ALLOCATION PORTFOLIO
                                December 31, 1999

                                             Market
         Description             Shares       Value

 Common Stock (62.6%)
  Automotive (4.3%)
   Ford Motor Co.                   2,500 $    133,594
   Paccar, Inc.                     2,000       88,625

                                               222,219

  Banking (9.8%)
   BB & T Corp.                     2,000       54,750
   Bank One Corp.                   2,000       64,125
   Comerica Inc.                    1,000       46,688
   Fleet Boston Financial Corp.     4,700      163,618
   Summit Bancorp.                  6,000      183,750

                                               512,931

  Building Materials (0.8%)
   Martin Marietta Materials, Inc.1,000         41,000

                                                41,000

  Capital Goods (2.9%)
   Caterpillar, Inc.                2,000       94,125
   Honeywell International Inc.     1,000       57,688

                                               151,813

  Chemicals (1.4%)
   Potash Corporation
      of Saskatchewan               1,500       72,281

                                                72,281

  Electronics (1.2%)
   Raytheon Co.                     2,300       61,094

                                                61,094

  Energy (4.4%)
   Diamond Offshore Drilling        3,000       91,687
   Exxon Mobil Corp.                1,000       80,563
   Texaco, Inc.                     1,000       54,313

                                               226,563

  Financial Services (3.8%)
   AMBAC Financial Group, Inc.      1,300       67,844
   Chase Manhattan Corp.            1,700      132,068

                                               199,912

  Government Sponsored
      Enterprises (5.1%)
   Fannie Mae                       3,500      218,531
   Federal Home Loan
      Mortgage Corp.                1,000       47,063

                                               265,594

  Health Care (1.0%)
   Merck & Co.                        800       53,650

                                                53,650

  Insurance (7.7%)
   AFLAC, Inc.                      3,000 $    141,562
   Allstate Corp.                   3,000       72,000
   Berkshire Hathaway
      Inc. Class B                     50       91,500
   Lincoln National Corp.           2,400       96,000

                                               401,062

  Media (2.1%)
   Walt Disney Co.                  3,800      111,150

                                               111,150

  Real Estate (2.0%)
   RFS Hotel Investors, Inc.       10,000      104,375

                                               104,375

  Restaurants (0.7%)
   Tricon Global Restaurants Inc.*  1,000       38,625

                                                38,625

  Technology (1.7%)
   Hewlett-Packard Co.                800       91,150

                                                91,150

  Telecommunications (5.9%)
   A T & T Corp.                    2,000      101,500
   Alltel Corp.                     1,000       82,688
   Bell Atlantic Corp.              2,000      123,124

                                               307,312

  Tobacco (1.6%)
   Philip Morris Companies, Inc.    3,500       81,156

                                                81,156

  Miscellaneous (6.2%)
   Alliance Capital Management
      Holdings LLP                  5,000      149,687
   Convergys Corp.                  2,500       76,875
   Minnesota Minning &
      Manufacturing Co.             1,000       97,875

                                               324,437

   Total common stock (cost: $3,106,406)     3,266,324

Preferred Stock (1.9%)
   News Corp. LTD                   3,000      100,313


   Total preferred stock (cost: $62,520)       100,313


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                TACTICAL ASSET ALLOCATION PORTFOLIO (continued)
                                December 31, 1999

                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

Long-Term Notes & Bonds (26.5%)
  Corporate Obligations (26.5%)
   Banking (2.7%)
      First Union National-N.C.                            6.180%       02/15/36  $   150,000 $    139,097

                                                                                                   139,097

   Commercial Services (2.9%)
      PHH Corp.                                            7.020%       11/09/01      150,000      150,860

                                                                                                   150,860

   Diversified Finance Service (1.4%)
      Commercial Credit Co.                                6.625%       06/01/15       75,000       74,337

                                                                                                    74,337

   Electric Utility (2.6%)
      Washington Water Power                               5.990%       12/10/07      150,000      136,134

                                                                                                   136,134

   Finance Company (8.4%)
      Bear Stearns Company Inc.                            6.450%       08/01/02      150,000      146,895
      Household Finance Co.                                6.450%       03/15/01      150,000      150,571
      Morgan Stanley Dean Witter                           5.625%       01/20/04      150,000      141,290

                                                                                                   438,756

   Office Automation & Equipment (2.8%)
      Xerox Corp.                                          6.250%       11/15/26      150,000      143,946

                                                                                                   143,946

   Radio (1.9%)
      Cox Radio, Inc.                                      6.375%       05/15/05      100,000      100,291

                                                                                                   100,291

   Real Estate Investment Trust (REIT) (3.8%)
      New Plan                                             7.400%       09/15/09      200,000      199,411

                                                                                                   199,411


   Total long-term notes and bonds (cost: $1,412,603)                                            1,382,832


Cash and Cash Equivalents (9.0%)
  BONY Cash Reserve                                                                                470,830

      Total cash and cash equivalents (cost: $470,830)                                             470,830


Total Investments (cost: $5,052,359)                                                          $  5,220,299

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                        CONSERVATIVE INVESTOR PORTFOLIO
                                December 31, 1999

                                             Market
         Description             Shares       Value

 Common Stock (44.1%)
  Advertising (0.1%)
   Omnicon Group, Inc.                 50 $      5,000

                                                 5,000

  Aerospace & Air Transport (0.8%)
   Boeing Co.                         430       17,872
   Precision Castparts Corp.        1,300       34,125

                                                51,997

  Automotive & Auto Parts (2.4%)
   Bandag, Inc.                     1,200       30,000
   Carlisle Companies, Inc.         1,050       37,800
   Ford Motor Co.                     800       42,750
   Honda Motor Co. Ltd.
      Sponsored ADR                    83        6,350
   PSA Peugeot Citroen                 78        4,405
   TBC Corp.                        4,600       28,750
   Toyota Motor Corp.
      Sponsored ADR                    63        6,134

                                               156,189

  Banks (1.0%)
   Abbey National PLC                 347       11,073
   Banco Santander CEN
      Sponsored ADR                   300        3,506
   Bank One Corp.                     700       22,443
   Bank of Tokyo-Mitsubishi Ltd.
      Sponsored ADR                   276        3,847
   DBS Group Holdings ADR              35        2,294
   Deutsche Bank Sponsored ADR         57        4,802
   Fortis (NL) Sponsored ADR           71        2,544
   Sakura BK Ltd.  ADR                 42        2,429
   San Paolo-IMI SPA
      Sponsored ADR                    99        2,710
   Sanwa Bank Ltd. ADR                 27        3,279
   UBS AG ADR                         300        4,029

                                                62,956


  Broadcasting & Publishing (1.2%)
   Cablevision Systems Corp.,
      Class A                          80 $      6,040
   Chris-Craft Industries, Inc.*      215       15,507
   Gannett Co., Inc.                  220       17,944
   Meredith Corp., Ltd.               700       29,181
   Time Warner, Inc.                   80        5,795
   VNU N.V. Sponsored ADR              97        5,073

                                                79,540

  Building (1.0%)
   CEMEX SA Sponsored ADR
      Class B                          96        2,676
   Fleetwood Enterprises, Inc.      1,600       33,000
   Huttig Building Products, Inc.     177          874
   Sekisui House Ltd. ADR              34        3,006
   Toll Brothers, Inc.              1,200       22,350

                                                61,906

  Chemicals (0.2%)
   Akzo Nobel N.V.
      Sponsored  ADR                   73        3,632
   BASF AG Sponsored ADR               55        2,861
   Praxair, Inc.                      110        5,534

                                                12,027

  Computer Equipment &
      Hardware (2.6%)
   Canon, Inc. Sponsored ADR          159        6,449
   Cisco Systems, Inc.                540       57,848
   Compaq Computer Corp.              260        7,036
   Dell Computer Corp.                670       34,170
   Hewlett-Packard Co.                 50        5,697
   International Business
      Machines Corp.                  470       50,760
   NEC Corp. Sponsored ADR             49        5,972

                                               167,932

  Computer Software &
      Services (3.3%)
   America Online, Inc.               100        7,544
   At Home Corp.                      130        5,574
   Autodesk, Inc.                   1,200       40,500
   Inktomi Corp.                      280       24,850
   Microsoft, Inc.                    460       53,705
   SAP AG Sponsored ADR               100        5,206
   Veritas Software, Inc.             200       28,625
   Yahoo!, Inc.                       110       47,596

                                               213,600


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                           Market
         Description           Shares       Value


 Common Stock (44.1%) (continued)
  Electrical Equipment &
      & Electronics (2.9%)
   Applied Materials, Inc.            320 $     40,540
   Fujitsu Ltd. ADR                    31        7,057
   Intel Corp.                        660       54,325
   JDS Uniphase Corp.                 120       19,358
   Kyocera Corp. Sponsored ADR        100       26,200
   Minebea Company Ltd.
      Sponsored ADR                   167        5,720
   Sony Corp. ADR                      69       19,647
   ST Microelectronics N.V. ADR       100       15,144

                                               187,991

  Entertainment & Leisure (0.3%)
   Marriott International             170        5,366
   Nintendo Company Ltd. ADR          294        6,095
   Realnetworks, Inc.                  70        8,421

                                                19,882

  Financial Services (2.3%)
   Allied Zurich PLC
      Sponsored ADR                   245        5,848
   Associates First Capital Corp.   1,094       30,016
   Citigroup, Inc.                    600       33,337
   Federal Home Loan
      Mortgage Corp.                  120        5,648
   Federal National
      Mortgage Association            150        9,366
   ING Groep N.V.
      Sponsored ADR                    87        5,307
   Nomura Securities Ltd. ADR          38        6,850
   Orix Corporation
      Sponsored ADR                    98       11,116
   Providian Financial Corp.           60        5,464
   Washington Mutual, Inc.          1,300       33,800

                                               146,752

  Food, Beverage, Tobacco (1.3%)
   Anheuser-Busch Companies, Inc.      70        4,961
   Coca-Cola Co.                       90        5,243
   Groupe Danone
      Sponsored ADR                   173        8,055
   Michael Foods, Inc.              1,400       34,474
   Pepsico, Inc.                      250        8,813
   Philip Morris Companies, Inc.      830       19,246

                                                80,792

  Furniture & Apparel (3.1%)
   Hillenbrand Industries, Inc.       900 $     28,519
   Kellwood Co.                     1,450       28,184
   Kimball International, Inc.
      Class B                       1,500       24,750
   La-Z-Boy, Inc.                   2,400       40,350
   Liz Claiborne, Inc.              1,300       48,913
   Reebok International*            3,100       25,381

                                               196,097

  Health Care (3.3%)
   Acuson Corp.*                    1,800       22,613
   Amgen, Inc.                        700       42,043
   Baxter International, Inc.          80        5,025
   Bristol-Myers Squibb Co.           670       43,005
   Glaxo Wellcome PLC
      Sponsored ADR                   177        9,890
   Johnson & Johnson                   60        5,588
   McKesson HBOC, Inc.                800       18,050
   Merck & Co.                        760       50,967
   Pfizer, Inc.                       280        9,083
   Roche Holding Ltd. ADR              46        5,431

                                               211,695

  Hospital Management (0.2%)
   United Healthcare Corp.            100        5,313
   Wellpoint Health Networks, Inc.     80        5,275

                                                10,588

  Household Products (0.6%)
   Colgate-Palmolive Co.               90        5,850
   KAO Corp. ADR                       12        3,417
   Proctor & Gamble Co.               270       29,582

                                                38,849

  Insurance (1.0%)
   Aetna, Inc.                        250       13,953
   AXA-UAP Sponsored ADR              100        7,100
   Hartford Life, Inc.                130        5,720
   Ohio Casualty Corp.              2,200       35,338

                                                62,111

  Machinery (0.7%)
   Baldor Electric Co.              2,300       41,688

                                                41,688


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value

 Common Stock (44.1%) (continued)
  Manufacturing (1.9%)
   Crane Co.                          900 $     17,888
   General Electric Co.               360       55,710
   Textron, Inc.                      340       26,073
   Trinity Industries                 800       22,750

                                               122,421

  Merchandising
      Food & Drug (0.9%)
   Albertsons, Inc.                   180        5,805
   Kroger Co.                         320        6,040
   Longs Drug Stores, Inc.          1,700       43,881

                                                55,726

  Metals & Mining (2.8%)
   AK Steel Holding Corp.           2,200       41,524
   ALCOA, Inc.                        700       58,100
   Cleveland-Cliffs, Inc.             900       28,013
   Oregon Steel Mills, Inc.         1,800       14,288
   Phelps Dodge Corp.                 600       40,275

                                               182,200

  Oil & Oil Services (2.5%)
   BP Amoco PLC
      Sponsored ADR                   264       15,659
   Enron Corp.                        140        6,213
   Royal Dutch Petroleum Co.          700       42,306
   Tidewater, Inc.                  1,400       50,400
   Total Fina SA Sponsored ADR        100        6,925
   Valero Energy Corp.              2,000       39,750

                                               161,253

  Real Estate Development (0.1%)
   Beni Stabili SPA                   198           70
   Meditrust Corp.                  1,690        9,295

                                                 9,365

  Retail (2.1%)
   Cifra SA ADR                       100 $      2,004
   Circuit City Stores -
      Circuit City Group              340       15,321
   Dayton-Hudson Corp.                100        7,344
   Gymboree Corp.*                  2,400       13,500
   Home Depot, Inc.                   300       20,568
   Lands End, Inc.*                   500       17,375
   Staples, Inc.                      260        5,395
   Wal-Mart Stores, Inc.              770       53,226

                                               134,733

  Telecommunications (3.3%)
   A T & T Corp.                      320       16,240
   Alcatel Alsthom CGE
      Sponsored ADR                   253       11,385
   Bell Atlantic Corp.                110        6,772
   Lucent Technologies, Inc.          550       41,146
   MCI Worldcom, Inc.                 360       19,102
   NTL Inc.                            50        6,238
   Nippon Telegraph & Telephone
      Sponsored ADR                   100        8,613
   NTT Mobile Comm Network
      Sponsored ADR                    58       11,542
   Nokia Corporation
      Sponsored ADR                   100       19,000
   Portugal Telecom  SA  ADR          465        5,057
   Qualcomm Inc.                      200       35,224
   Qwest Communications, Inc.         130        5,590
   Singapore Telecom ADR               91        1,878
   Telefonica SA ADR                  102        8,039
   Vodafone Airtouch PLC
      Sponsored ADR                   255       12,623

                                               208,449


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                               December 31, 1999

                                             Market
       Description              Shares        Value

  Common Stock (44.1%) (continued)
  Transportation (1.2%)
   Alexander & Baldwin, Inc.        1,600 $     36,500
   Norfolk Southern Corp.           1,400       28,700
   Peninsular & Oriental
     Sponsored ADR                    296        9,854

                                                75,054

  Utilities (0.4%)
   Korea Electric Power Corp.
     Sponsored ADR                    100        1,675
   PG & E Corp.                     1,100       22,550

                                                24,225

  Miscellaneous (0.6%)
   Kelly Services, Inc. Class A     1,250       31,406
   UPM Kymmene Corp. Sponsored ADR     75        3,206
   Vivendi Sponsored ADR              406        7,296

                                                41,908

   Total common stock (cost: $2,618,589)     2,822,926


Money Market Mutual Funds (2.3%)
   Federated Investors
     Prime Obligation             150,000      150,000

      Total money market
        mutual funds (cost: $150,000)          150,000


Mutual Funds (3.3%)
   Federated High Yield Fund       25,615      211,578


      Total mutual funds (cost: $250,000)      211,578



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

 Long-Term Notes and Bonds (44.2%)
  U.S. Government & Agency Obligations (16.0%)
   Federal National Mortgage Association MTN               5.625%       05/14/04  $   200,000 $    191,124
   U.S. Treasury Bonds                                     8.000%       11/15/21       75,000       85,113
   U.S. Treasury Bonds                                     6.500%       11/15/26      125,000      121,875
   U.S. Treasury Notes                                     7.250%       05/15/04       50,000       51,508
   U.S. Treasury Notes                                     6.250%       04/30/01      225,000      225,177
   U.S. Treasury Notes                                     6.250%       02/28/02      125,000      124,961
   U.S. Treasury Notes                                     6.125%       08/15/07       75,000       73,125
   U.S. Treasury Inflation Indexed Bonds                   3.375%       01/15/07      157,352      148,256

                                                                                                 1,021,139

  Mortgage Backed Securities (15.0%)
   Federal Home Loan Mortgage Corp. Gold Pool #C20918      6.000%       01/01/29      188,961      172,958
   Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%       07/01/14       98,139       95,195
   GNMA Pool #456155                                       6.500%       04/15/28      287,341      269,648
   GNMA Pool #474143                                       7.000%       04/15/28      256,826      247,997
   GNMA Pool #482825                                       6.000%       11/15/28      194,715      177,068

                                                                                                   962,866

  Corporate Obligations (13.2%)
   Consumer Non-Durables (1.1%)
      Anheuser-Busch Cos. Inc. Debentures                  6.750%       12/15/27       75,000       67,385

                                                                                                    67,385

   Electric Utility (2.1%)
      Public Service New Mexico                            7.100%       08/01/05       75,000       72,197
      Texas-New Mexico Power                               6.250%       01/15/09       75,000       63,298

                                                                                                   135,495

   Energy (1.0%)
      Union Pacific Resources Debentures                   7.050%       05/15/18       75,000       66,884

                                                                                                    66,884

   Finance Company (3.5%)
      Aristar, Inc.                                        7.250%       06/15/01       75,000       74,950
      Ford Motor Credit Corp. Notes                        7.750%       11/15/02       75,000       76,249
      General Motors Acceptance Corp. Notes                5.850%       04/06/00       75,000       74,941

                                                                                                   226,140

   Health Care (1.1%)
      Beckman Coulter                                      7.450%       03/04/08       75,000       69,219

                                                                                                    69,219

   Other Finance (1.2%)
      Osprey Trust                                         8.310%       01/15/03       75,000       74,517

                                                                                                    74,517

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

 Long-Term Notes and Bonds (44.2%) (continued)
  Corporate Obligations (13.2%) (continued)
   Real Estate Investment Trust (REIT) (1.1%)
      Simon Property Group, Inc.                           6.750%       02/09/04  $    75,000 $     71,167

                                                                                                    71,167

   Telecommunications (2.1%)
      GTE Corp. Debentures                                 6.940%       04/15/28       75,000       67,952
      Sprint Capital Corp.                                 6.875%       11/15/28       75,000       66,653

                                                                                                   134,605


      Total corporate obligations                                                                  845,412


   Total long-term notes and bonds (cost: $2,976,175)                                            2,829,417

 Short-Term Notes and Bonds (3.9%)
   American General Finance Corp.                          5.960%       02/04/00      100,000       99,437
   General Electric Capital Corp.                          6.000%       02/04/00      150,000      149,154

      Total short-term notes and bonds (cost: $248,591)                                            248,591

Cash and Cash Equivalents (2.2%)
  BONY Cash Reserve                                                                                139,521

      Total cash and cash equivalents (cost: $139,521)                                             139,521

  Total Investments (cost: $6,382,876)                                                        $  6,402,033

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                          MODERATE INVESTOR PORTFOLIO
                                December 31, 1999

                                           Market
         Description           Shares       Value

 Common Stock (64.9%)
  Advertising (0.1%)
   Omnicon Group, Inc.                 80 $      8,000

                                                 8,000

  Aerospace & Air Transport (1.2%)
   Boeing Co.                         810       33,666
   Precision Castparts Corp.        2,300       60,375

                                                94,041

  Automotive & Auto Parts (3.6%)
   Bandag, Inc.                     2,100       52,500
   Carlisle Companies, Inc.         1,800       64,800
   Ford Motor Co.                   1,400       74,812
   Honda Motor Co. Ltd.
      Sponsored ADR                   187       14,306
   PSA Peugeot Citroen                177        9,995
   TBC Corp.                        7,900       49,375
   Toyota Motor Corp.
      Sponsored ADR                   142       13,827

                                               279,615

  Banks (1.9%)
   Abbey National PLC                 784       25,017
   Banco Santander CEN
      Sponsored ADR                   700        8,181
   Bank One Corp.                   1,200       38,474
   Bank of Tokyo-Mitsubishi Ltd.
      Sponsored ADR                   600        8,363
   DBS Group Holdings ADR              79        5,178
   Deutsche Bank Sponsored ADR        128       10,783
   Fortis (NL) Sponsored ADR          100        3,583
   Fuji Bank Ltd.  ADR                100        9,701
   HSBC Holdings PLC
      Sponsored ADR                   100        7,138
   Sakura BK Ltd. ADR                  95        5,494
   San Paolo-IMI SPA
      Sponsored ADR                   224        6,132
   Sanwa Bank Ltd. ADR                 60        7,286
   UBS AG ADR                         800       10,744

                                               146,074


  Broadcasting & Publishing (1.7%)
   Cablevision Systems Corp.,
      Class A                         120 $      9,060
   Chris-Craft Industries, Inc.*      321       23,152
   Gannett Co., Inc.                  350       28,547
   Meredith Corp., Ltd.             1,100       45,856
   Reuters Group PLC                   64        5,172
   Time Warner, Inc.                  130        9,417
   VNU N.V. Sponsored ADR             200       10,460

                                               131,664

  Building (1.4%)
   CEMEX SA Sponsored ADR
      Class B                         200        5,575
   Fleetwood Enterprises, Inc.      2,700       55,687
   Huttig Building Products, Inc.     311        1,536
   Sekisui House Ltd. ADR              77        6,807
   Toll Brothers, Inc.              2,100       39,113

                                               108,718

  Chemicals (0.3%)
   Akzo Nobel N.V.
      Sponsored ADR                   165        8,209
   BASF AG Sponsored ADR              125        6,501
   Praxair, Inc.                      180        9,056

                                                23,766

  Computer Equipment &
      Hardware (3.6%)
   Canon, Inc. Sponsored ADR          300       12,169
   Cisco Systems, Inc.                850       91,056
   Compaq Computer Corp.              410       11,096
   Dell Computer Corp.              1,050       53,550
   Hewlett-Packard Co.                 80        9,115
   International Business
      Machines Corp.                  780       84,240
   NEC Corp. Sponsored ADR            112       13,650

                                               274,876

  Computer Software &
      Services (4.6%)
   America Online, Inc.               160       12,070
   At Home Corp.                      210        9,004
   Autodesk, Inc.                   2,100       70,875
   Inktomi Corp.                      440       39,050
   Microsoft, Inc.                    730       85,228
   SAP AG Sponsored ADR               200       10,413
   Veritas Software, Inc.             320       45,800
   Yahoo!, Inc.                       180       77,883

                                               350,323


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value


 Common Stock (64.9%) (continued)
  Electrical Equipment &
      & Electronics (3.6%)
   Applied Materials, Inc.            500 $     63,343
   Fujitsu Ltd. ADR                    71       16,162
   Intel Corp.                      1,030       84,782
   JDS Uniphase Corp.                 180       29,036
   Kyocera Corp. Sponsored ADR        100       26,200
   Minebea Company Ltd.
      Sponsored ADR                    37       12,912
   Sony Corp. ADR                     100       28,475
   TDK Corp. ADR                       92       12,449

                                               273,359

  Entertainment & Leisure (0.4%)
   Marriott International             260        8,206
   Nintendo Company Ltd. ADR          600       12,438
   Realnetworks, Inc.                 110       13,234

                                                33,878

  Financial Services (3.4%)
   Allied Zurich PLC
      Sponsored ADR                   552       13,176
   Associates First Capital Corp.   1,908       52,350
   Citigroup, Inc.                  1,050       58,341
   Federal Home Loan
      Mortgage Corp.                  180        8,471
   Federal National
      Mortgage Association            230       14,361
   ING Groep N.V.
      Sponsored ADR                   201       12,261
   Nomura Securities Ltd. ADR          85       15,321
   Orix Corporation
      Sponsored ADR                   200       22,688
   Providian Financial Corp.          100        9,106
   Washington Mutual, Inc.          2,200       57,200

                                               263,275

Food, Beverage, Tobacco (1.8%)
   Anheuser-Busch Companies, Inc.     110        7,796
   Coca-Cola Co.                      140        8,155
   Groupe Danone
      Sponsored ADR                   392       18,253
   Michael Foods, Inc.              2,400       59,100
   Pepsico, Inc.                      390       13,748
   Philip Morris Companies, Inc.    1,310       30,375

                                               137,427

  Furniture & Apparel (4.5%)
   Hillenbrand Industries, Inc.     1,500 $     47,531
   Kellwood Co.                     2,500       48,594
   Kimball International, Inc.
      Class B                       3,200       52,800
   La-Z-Boy, Inc.                   4,300       72,294
   Liz Claiborne, Inc.              2,200       82,775
   Reebok International*            5,200       42,575

                                               346,569

  Health Care (4.8%)
   Acuson Corp.*                    3,200       40,200
   Amgen, Inc.                      1,100       66,069
   Aventis SA ADR                      94        5,346
   Baxter International, Inc.         140        8,794
   Bristol-Myers Squibb Co.         1,050       67,396
   Glaxo Wellcome PLC
      Sponsored ADR                   401       22,406
   Johnson & Johnson                   90        8,381
   McKesson HBOC, Inc.              1,300       29,331
   Merck & Co.                      1,400       93,888
   Pfizer, Inc.                       440       14,273
   Roche Holding Ltd. ADR             104       12,279

                                               368,363

  Hospital Management (0.2%)
   United Healthcare Corp.            160        8,500
   Wellpoint Health Networks, Inc.    140        9,231

                                                17,731

  Household Products (0.8%)
   Colgate-Palmolive Co.              140        9,100
   KAO Corp. ADR                       26        7,405
   Proctor & Gamble Co.               430       47,111

                                                63,616

  Insurance (1.5%)
   Aetna, Inc.                        400       22,325
   AXA-UAP Sponsored ADR              264       18,744
   Hartford Life, Inc.                200        8,800
   Ohio Casualty Corp.              3,900       62,644

                                               112,513

  Machinery (0.9%)
   Baldor Electric Co.              4,000       72,500

                                                72,500

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value

 Common Stock (64.9%) (continued)
  Manufacturing (2.7%)
   Crane Co.                        1,500 $     29,813
   General Electric Co.               560       86,660
   Siemens AG                          71        9,038
   Textron, Inc.                      530       40,644
   Trinity Industries               1,400       39,812

                                               205,967

  Merchandising
      Food & Drug (1.4%)
   Albertsons, Inc.                   280        9,030
   Ito-Yokado Co. Ltd
      Sponsored ADR                   100       10,463
   Kroger Co.                         520        9,815
   Longs Drug Stores, Inc.          2,900       74,856

                                               104,164

  Metals & Mining (4.0%)
   AK Steel Holding Corp.           3,400       64,175
   ALCOA, Inc.                      1,100       91,300
   Cleveland-Cliffs, Inc.           1,600       49,800
   Oregon Steel Mills, Inc.         3,600       28,575
   Phelps Dodge Corp.               1,100       73,838

                                               307,688

  Oil & Oil Services (3.8%)
   BP Amoco PLC
      Sponsored ADR                   600       35,588
   Enron Corp.                        220        9,763
   Royal Dutch Petroleum Co.        1,200       72,525
   Tidewater, Inc.                  2,400       86,400
   Total Fina SA Sponsored ADR        290       20,082
   Valero Energy Corp.              3,500       69,562

                                               293,920

  Real Estate Development (0.2%)
   Beni Stabili SPA                   448          158
   Meditrust Corp.                  2,660       14,630

                                                14,788

  Retail (2.9%)
   Cifra SA ADR                       200 $      4,008
   Circuit City Stores -
      Circuit City Group              540       24,334
   Dayton-Hudson Corp.                160       11,750
   Gymboree Corp.*                  4,500       25,313
   Home Depot, Inc.                   495       33,937
   Lands End, Inc.*                 1,000       34,750
   Staples, Inc.                      400        8,300
   Wal-Mart Stores, Inc.            1,220       84,333

                                               226,725

  Telecommunications (5.9%)
   A T & T Corp.                      500       25,375
   Alcatel Alsthom CGE
      Sponsored ADR                   573       25,785
   Bell Atlantic Corp.                180       11,081
   British Telecom PLC
      Sponsored ADR                    79       18,802
   Korea Telecom Sponsored ADR        100        7,475
   Lucent Technologies, Inc.          870       65,086
   MCI Worldcom, Inc.                 570       30,246
   NTL Inc.                            80        9,980
   NTT Mobile Comm Network
      Sponsored ADR                   130       25,870
   Nippon Telegraph & Telephone
      Sponsored ADR                   300       25,838
   Nokia Corporation
      Sponsored ADR                   200       38,000
   Orange PLC                          96       15,888
   Portugal Telecom  SA  ADR        1,000       10,875
   Qualcomm Inc.                      320       56,360
   Qwest Communications, Inc.         200        8,600
   Singapore Telecom ADR              206        4,252
   Telecomunicacoes Brasileiras
      SA ADR                           68        8,738
   Telefonica SA ADR                  301       23,723
   Telefonos de Mexico ADR            100       11,250
   Vodafone Airtouch PLC
      Sponsored ADR                   575       28,462

                                               451,686



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
          Description           Shares        Value

  Common Stock (64.9%) (continued)
  Transportation (1.8%)
   Alexander & Baldwin, Inc.        2,800 $     63,875
   Norfolk Southern Corp.           2,500       51,250
   Peninsular & Oriental
     Sponsored ADR                    669       22,271

                                               137,396

  Utilities (0.6%)
   Korea Electric Power Corp.
     Sponsored ADR                    200        3,350
   PG & E Corp.                     2,000       41,000

                                                44,350

  Miscellaneous (1.3%)
   Kelly Services, Inc.Class A      2,150       54,019
   Koninklijke Phillips NV ADR         98       13,230
   Hutchison Whampoa Ltd. ADR         100        7,268
   UPM Kymmene Corp. Sponsored ADR    168        7,182
   Vivendi Sponsored ADR            1,000       17,970

                                                99,669

   Total common stock (cost: $4,623,338)     4,992,661


Money Market Mutual Funds (2.2%)
  Federated Investors
    Prime Obligation              170,000      170,000


      Total money market
        mutual funds (cost: $170,000)          170,000


Mutual Funds (3.3%)
  Federated High Yield Fund        31,195      257,672


      Total mutual funds (cost: $300,000)      257,672



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                     MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

Long-Term Notes and Bonds (27.9%)
  U.S. Government & Agency Obligations (11.0%)
   Federal National Mortgage Association MTN               5.625%       05/14/04  $   150,000 $    143,343
   U.S. Treasury Bonds                                     8.000%       11/15/21       50,000       56,742
   U.S. Treasury Bonds                                     6.500%       11/15/26      125,000      121,875
   U.S. Treasury Notes                                     7.250%       05/15/04       50,000       51,508
   U.S. Treasury Notes                                     6.250%       02/28/02      325,000      324,899
   U.S. Treasury Notes                                     6.125%       08/15/07       50,000       48,750
   U.S. Treasury Inflation Indexed Bonds                   3.375%       01/15/07      104,901       98,838

                                                                                                   845,955

  Mortgage Backed Securities (9.6%)
   Federal Home Loan Mortgage Corp. Gold Pool #C20918      6.000%       01/01/29      141,721      129,718
   Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%       07/01/14       98,139       95,195
   GNMA Pool #454007                                       6.500%       04/15/28      218,573      205,115
   GNMA Pool #474143                                       7.000%       04/15/28      177,803      171,690
   GNMA Pool #482825                                       6.000%       11/15/28      146,036      132,801

                                                                                                   734,519

  Corporate Obligations (7.3%)
   Consumer Non-Durables (0.6%)
      Anheuser-Busch Cos. Inc. Debentures                  6.750%       12/15/27       50,000       44,923

                                                                                                    44,923

   Electric Utility (1.2%)
      Public Service New Mexico                            7.100%       08/01/05       50,000       48,132
      Texas-New Mexico Power                               6.250%       01/15/09       50,000       42,198

                                                                                                    90,330

   Energy (0.6%)
      Union Pacific Resources Debentures                   7.050%       05/15/18       50,000       44,590

                                                                                                    44,590

   Finance Company (1.9%)
      Aristar, Inc.                                        7.250%       06/15/01       50,000       49,967
      Ford Motor Credit Corp. Notes                        7.750%       11/15/02       50,000       50,832
      General Motors Acceptance Corp. Notes                5.850%       04/06/00       50,000       49,961

                                                                                                   150,760

   Health Care (0.6%)
      Beckman Coulter                                      7.450%       03/04/08       50,000       46,146

                                                                                                    46,146

   Other Finance (0.6%)
      Osprey Trust                                         8.310%       01/15/03       50,000       49,679

                                                                                                    49,679

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                     MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

Long-Term Notes and Bonds (27.9%) (continued)
  Corporate Obligations (7.3%) (continued)
      Real Estate Investment Trust (REIT) (0.6%)
      Simon Property Group, Inc.                           6.750%       02/09/04  $    50,000 $     47,445

                                                                                                    47,445

   Telecommunications (1.2%)
      GTE Corp. Debentures                                 6.940%       04/15/28       50,000       45,301
      Sprint Capital Corp.                                 6.875%       11/15/28       50,000       44,435

                                                                                                    89,736


      Total corporate obligations                                                                  563,609


   Total long-term notes and bonds (cost: $2,253,272)                                            2,144,083


Cash and Cash Equivalents (1.7%)
  BONY Cash Reserve                                                                                128,681

      Total cash and cash equivalents (cost: $128,681)                                             128,681

  Total Investments (cost: $7,475,291)                                                        $  7,693,097

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         AGGRESSIVE INVESTOR PORTFOLIO
                                December 31, 1999

                                             Market
         Description             Shares       Value

 Common Stock (83.9%)
  Advertising (0.2%)
   Omnicon Group, Inc.                120 $     12,000

                                                12,000

  Aerospace & Air Transport (1.6%)
   Boeing Co.                       1,100       45,719
   Precision Castparts Corp.        3,000       78,750

                                               124,469

  Automotive & Auto Parts (4.8%)
   Bandag, Inc.                     2,900       72,500
   Carlisle Companies, Inc.         2,450       88,200
   Ford Motor Co.                   1,900      101,530
   Honda Motor Co. Ltd.
      Sponsored ADR                   193       14,765
   PSA Peugeot Citroen                157        8,866
   TBC Corp.                       11,500       71,875
   Toyota Motor Corp.
      Sponsored ADR                   100        9,738

                                               367,474

  Banks (2.0%)
   Abbey National PLC                 704       22,464
   Banco Santander CEN
      Sponsored ADR                   600        7,013
   Bank One Corp.                   1,800       57,712
   Bank of Tokyo-Mitsubishi Ltd.
      Sponsored ADR                   600        8,363
   DBS Group Holdings  ADR             82        5,374
   Deutsche Bank
      Sponsored ADR                   115        9,688
   Fortis (NL) Sponsored ADR          100        3,583
   Fuji Bank Ltd. ADR                 100        9,701
   HSBC Holdings PLC
      Sponsored ADR                   100        7,138
   Sakura BK Ltd. ADR                  97        5,610
   San Paolo-IMI SPA
      Sponsored ADR                   200        5,475
   Sanwa Bank Ltd. ADR                 61        7,408
   UBS AG ADR                         700        9,400

                                               158,929


  Broadcasting & Publishing (2.3%)
   Cablevision Systems Corp.,
      Class A                         180 $     13,590
   Chris-Craft Industries, Inc.*      527       38,010
   Gannett Co., Inc.                  510       41,597
   Meredith Corp., Ltd.             1,400       58,362
   Reuters Group PLC                   66        5,334
   Time Warner, Inc.                  190       13,763
   VNU N.V. Sponsored ADR             200       10,460

                                               181,116

  Building (1.8%)
   CEMEX SA Sponsored ADR
      Class B                         200        5,575
   Fleetwood Enterprises, Inc.      3,600       74,250
   Huttig Building Products, Inc.     422        2,084
   Sekisui House Ltd. ADR              80        7,072
   Toll Brothers, Inc.              2,800       52,150

                                               141,131

  Chemicals (0.3%)
   Akzo Nobel N.V.
      Sponsored ADR                   170        8,458
   BASF AG Sponsored ADR              100 `      5,201
   Praxair, Inc.                      260       13,081

                                                26,740

  Computer Equipment &
      Hardware (5.1%)
   Canon, Inc. Sponsored ADR          300       12,169
   Cisco Systems, Inc.              1,240      132,834
   Compaq Computer Corp.              600       16,238
   Dell Computer Corp.              1,540       78,540
   Hewlett-Packard Co.                110       12,533
   International Business
      Machines Corp.                1,240      133,920
   NEC Corp. Sponsored ADR            100       12,188

                                               398,422

  Computer Software &
      Services (6.3%)
   America Online, Inc.               240       18,105
   At Home Corp.                      300       12,863
   Autodesk, Inc.                   2,700       91,125
   Inktomi Corp.                      640       56,800
   Microsoft, Inc.                  1,070      124,922
   SAP AG Sponsored ADR               200       10,413
   Veritas Software, Inc.             460       65,838
   Yahoo!, Inc.                       260      112,498

                                               492,564

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value


 Common Stock (83.9%) (continued)
  Electrical Equipment &
      & Electronics (5.0%)
   Applied Materials, Inc.            730 $     92,482
   Fujitsu Ltd. ADR                    74       16,845
   Intel Corp.                      1,510      124,291
   JDS Uniphase Corp.                 260       41,941
   Kyocera Corp. Sponsored ADR        100       26,200
   Minebea Company Ltd.
      Sponsored ADR                   388       13,289
   Sony Corp. ADR                     100       28,475
   ST Microelectronics N.V. ADR       200       30,288
   TDK Corp. ADR                       95       12,855

                                               386,666

  Entertainment & Leisure (0.5%)
   Marriott International             380       11,994
   Nintendo Company Ltd. ADR          500       10,365
   Realnetworks, Inc.                 160       19,250

                                                41,609

  Financial Services (4.3%)
   Allied Zurich PLC
      Sponsored ADR                   500       11,935
   Associates First Capital Corp.   2,596       71,228
   Citigroup, Inc.                  1,350       75,009
   Federal Home Loan
      Mortgage Corp.                  260       12,236
   Federal National Mortgage
      Association                     330       20,604
   ING Groep N.V.
      Sponsored ADR                   204       12,444
   Nomura Securities Ltd. ADR          88       15,862
   Orix Corporation
      Sponsored ADR                   200       22,688
   Providian Financial Corp.          150       13,659
   Washington Mutual, Inc.          2,900       75,400

                                               331,055

Food, Beverage, Tobacco (2.3%)
   Anheuser-Busch
      Companies, Inc.                 170       12,049
   Coca-Cola Co.                      210       12,233
   Groupe Danone
      Sponsored ADR                   404       18,811
   Michael Foods, Inc.              3,100       76,338
   Pepsico, Inc.                      560       19,740
   Philip Morris Companies, Inc.    1,910       44,287

                                               183,458

  Furniture & Apparel (6.1%)
   Hillenbrand Industries, Inc.     2,000 $     63,374
   Kellwood Co.                     3,350       65,116
   Kimball International, Inc.
      Class B                       4,200       69,300
   La-Z-Boy, Inc.                   5,700       95,831
   Liz Claiborne, Inc.              3,000      112,875
   Reebok International*            8,100       66,319

                                               472,815

  Health Care (6.2%)
   Acuson Corp.*                    4,100       51,506
   Amgen, Inc.                      1,600       96,100
   Aventis SA  ADR                     97        5,517
   Baxter International, Inc.         200       12,563
   Bristol-Myers Squibb Co.         1,540       98,849
   Glaxo Wellcome PLC
      Sponsored ADR                   400       22,350
   Johnson & Johnson                  130       12,106
   McKesson HBOC, Inc.              1,700       38,356
   Merck & Co.                      1,750      117,359
   Pfizer, Inc.                       650       21,084
   Roche Holding Ltd. ADR              92       10,862

                                               486,652

  Hospital Management (0.3%)
   United Healthcare Corp.            230       12,218
   Wellpoint Health Networks, Inc.    200       13,188

                                                25,406

  Household Products (1.0%)
   Colgate-Palmolive Co.              210       13,650
   Proctor & Gamble Co.               620       67,929

                                                81,579

  Insurance (1.8%)
   Aetna, Inc.                        580       32,371
   AXA-UAP Sponsored ADR              200       14,200
   Hartford Life, Inc.                300       13,200
   Ohio Casualty Corp.              5,100       81,919

                                               141,690

  Machinery (1.2%)
   Baldor Electric Co.              5,300       96,063

                                                96,063


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value


 Common Stock (83.9%) (continued)
  Manufacturing (3.7%)
   Crane Co.                        2,000 $     39,750
   General Electric Co.               820      126,895
   Siemens AG                          74        9,419
   Textron, Inc.                      770       59,049
   Trinity Industries               1,900       54,031

                                               289,144

  Merchandising
      Food & Drug (1.7%)
   Albertsons, Inc.                   410       13,223
   Ito-Yokado Co. Ltd
      Sponsored ADR                   100       10,463
   Kroger Co.                         760       14,345
   Longs Drug Stores, Inc.          3,800       98,087

                                               136,118

  Metals & Mining (5.3%)
   AK Steel Holding Corp.           4,600       86,825
   ALCOA, Inc.                      1,500      124,500
   Cleveland-Cliffs, Inc.           2,100       65,363
   Oregon Steel Mills, Inc.         4,300       34,131
   Phelps Dodge Corp.               1,500      100,687

                                               411,506

  Oil & Oil Services (4.7%)
   BP Amoco PLC
      Sponsored ADR                   500       29,656
   Enron Corp.                        330       14,644
   Royal Dutch Petroleum Co.        1,600       96,700
   Tidewater, Inc.                  3,200      115,200
   Total Fina SA Sponsored ADR        200       13,850
   Valero Energy Corp.              4,700       93,413

                                               363,463

  Real Estate Development (0.3%)
   Beni Stabili SPA                   460          162
   Meditrust Corp.                  3,890       21,395

                                                21,557

  Retail (4.0%)
   Cifra SA ADR                       200 $      4,008
   Circuit City Stores -
      Circuit City Group              790       35,599
   Dayton-Hudson Corp.                230       16,891
   Gymboree Corp.*                  5,700       32,063
   Home Depot, Inc.                   720       49,364
   Lands End, Inc.*                 1,200       41,700
   Staples, Inc.                      590       12,243
   Wal-Mart Stores, Inc.            1,780      123,042

                                               314,910

  Telecommunications (6.7%)
   A T & T Corp.                      740       37,555
   Alcatel Alsthom CGE
      Sponsored ADR                   506       22,770
   Bell Atlantic Corp.                260       16,006
   British Telecom PLC
      Sponsored ADR                    82       19,516
   Korea Telecom
      Sponsored ADR                   100        7,475
   Lucent Technologies, Inc.        1,270       95,011
   MCI Worldcom, Inc.                 840       44,573
   NTL Inc.                           110       13,723
   NTT Mobile Comm
      Network Sponsored ADR           115       22,885
   Nippon Telegraph &
      Telephone Sponsored ADR         300       25,838
   Nokia Corporation
      Sponsored ADR                   200       38,000
   Orange PLC                          99       16,385
   Portugal Telecom  SA  ADR        1,000       10,875
   Qualcomm Inc.                      440       77,495
   Qwest Communications, Inc.         290       12,470
   Telecomunicacoes Brasileiras
      SA ADR                           70        8,995
   Telefonica SA ADR                  206       16,235
   Telefonos de Mexico ADR            100       11,250
   Vodafone Airtouch PLC
      Sponsored ADR                   500       24,750

                                               521,807


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999

                                             Market
         Description             Shares       Value


 Common Stock (83.9%) (continued)
  Transportation (2.2%)
   Alexander & Baldwin, Inc.        3,800 $     86,687
   Norfolk Southern Corp.           3,300       67,650
   Peninsular & Oriental
      Sponsored ADR                   599       19,941

                                               174,278

  Utilities (0.7%)
   Korea Electric Power Corp.
      Sponsored ADR                  200         3,350
   PG & E Corp.                     2,600       53,300

                                                56,650


  Miscellaneous (1.5%)
   Kelly Services, Inc. Class A     2,800 $     70,350
   Koninklijke Phillips
      NV ADR                          100       13,500
   Hutchison Whampoa Ltd. ADR         100        7,268
   UPM Kymmene Corp.
      Sponsored ADR                   173        7,396
   Vivendi Sponsored ADR              900       16,173

                                               114,687

   Total common stock (cost: $6,043,766)     6,553,968


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                                                                 Market
                       Description                                                  Shares        Value

Mutual Funds (3.6%)
  Federated High Yield Fund                                                            33,985 $    280,719


      Total mutual funds (cost: $325,000)                                                          280,719


                                                           Interest     Maturity   Principal
                                                             Rate         Date      Amount

Long-Term Notes and Bonds (11.8%)
  U.S. Government & Agency Obligations (3.2%)
   Federal National Mortgage Association MTN               5.625%       05/14/04  $   100,000       95,562
   U.S. Treasury Bonds                                     8.000%       11/15/21       25,000       28,371
   U.S. Treasury Bonds                                     6.500%       11/15/26       50,000       48,750
   U.S. Treasury Notes                                     6.125%       08/15/07       25,000       24,375
   U.S. Treasury Inflation Indexed Bonds                   3.375%       01/15/07       52,451       49,418

                                                                                                   246,476

  Mortgage Backed Securities (5.0%)
   Federal Home Loan Mortgage Corp. Gold Pool #C20918      6.000%       01/01/29       94,480       86,479
   Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%       07/01/14       49,070       47,598
   GNMA Pool #454007                                       6.500%       04/15/28       97,143       91,162
   GNMA Pool #474143                                       7.000%       04/15/28       79,023       76,307
   GNMA Pool #482825                                       6.000%       11/15/28       97,357       88,534

                                                                                                   390,080

  Corporate Obligations (3.6%)
   Consumer Non-Durables (0.3%)
      Anheuser-Busch Cos. Inc. Debentures                  6.750%       12/15/27       25,000       22,462

                                                                                                    22,462

   Electric Utility (0.6%)
      Public Service New Mexico                            7.100%       08/01/05       25,000       24,066
      Texas-New Mexico Power                               6.250%       01/15/09       25,000       21,099

                                                                                                    45,165

   Energy (0.3%)
      Union Pacific Resources Debentures                   7.050%       05/15/18       25,000       22,295

                                                                                                    22,295

   Finance Company (0.9%)
      Aristar, Inc.                                        7.250%       06/15/01       25,000       24,983
      Ford Motor Credit Corp. Notes                        7.750%       11/15/02       25,000       25,416
      General Motors Acceptance Corp. Notes                5.850%       04/06/00       25,000       24,981

                                                                                                    75,380

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 1999
                                                           Interest     Maturity   Principal     Market
                       Description                           Rate         Date      Amount        Value

Long-Term Notes and Bonds (11.8%) (continued)
  Corporate Obligations (3.6%) (continued)
   Health Care (0.3%)
      Beckman Coulter                                      7.450%       03/04/08  $    25,000 $     23,073

                                                                                                    23,073

   Other Finance (0.3%)
      Osprey Trust                                         8.310%       01/15/03       25,000       24,839

                                                                                                    24,839

   Real Estate Investment Trust (REIT) (0.3%)
      Simon Property Group, Inc.                           6.750%       02/09/04       25,000       23,722

                                                                                                    23,722

   Telecommunications (0.6%)
      GTE Corp. Debentures                                 6.940%       04/15/28       25,000       22,651
      Sprint Capital Corp.                                 6.875%       11/15/28       25,000       22,218

                                                                                                    44,869


      Total corporate obligations                                                                  281,805


   Total long-term notes and bonds (cost: $971,756)                                                918,361

Cash and Cash Equivalents (0.7%)
  BONY Cash Reserve                                                                                 57,281

      Total cash and cash equivalents (cost: $57,281)                                               57,281

  Total Investments (cost: $7,397,803)                                                        $  7,810,329

All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

(This page is intentionally blank.)

                         NOTES TO FINANCIAL STATEMENTS

1.    Summary of Significant Accounting Policies

The AUL American Series Fund, Inc. (Fund) was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a series type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio (Tactical Asset), Conservative Investor Portfolio, Moderate Investor Portfolio and Aggressive Investor Portfolio, hereinafter, referred to as Portfolios. The Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio are collectively referred to as the LifeStyle Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 10, 1990.

Investments

Securities traded on a national or international securities exchange are valued at the last trade price. Listed securities for which no sale was reported on the valuation date are valued at the latest bid price. Short-term notes are valued at amortized cost which approximates market value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price as quoted by one or more dealers who make a market in such securities. U.S. Government obligations are valued at the latest bid price; however, short term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates market value.

The Money Market Portfolio securities are valued at amortized cost. The Funds use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the
Investment Advisor) reviews this method of valuation to ensure that the portfolio securities are reflected at their fair value. Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis.

Foreign Currency Transactions

The accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.s. dollar value of the amounts actually received or paid. net unrealized foreign currency translation gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts

The Tactical Asset and LifeStyle Portfolios may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Portfolios exposure to foreign currency exchange rate fluctuations. When required, the Portfolios will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Net Assets.

The Portfolios bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

There are no outstanding forward foreign currency exchange contracts.

Deferred  Organization Costs

Expenses incurred by the Fund in connection with its organization have been capitalized and are amortized over five years on a straight-line basis.

Taxes

The fund qualifies as a regulated investment company under section M of the Internal Revenue Code. The Funds policy is to distribute all net investment income and realized capital gains to relieve it from all or substantially all federal income taxes.

Dividend and Capital Gain  Distributions

For the Money Market Portfolio, dividends from net investment income are declared and paid daily. During 1999, for all other portfolios, dividends from net investment income will be declared and paid annually. Distributions from net realized gains on investments are declared and paid at least annually for all portfolios.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

The following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital.

                                          Accumulated           Accumulated
                                         Undistributed       Undistributed Net
                                         Net Investment     Realized Gain/(Loss)
                                         Income/(Loss)        on Investments

                Bond                           142,883                 (142,883)
                Tactical Asset Allocation      121,911                 (121,911)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Transactions with AUL
As of December 31, 1999, AULs investment at value in the Fund is:
                           Equity                    $  4,971,701
                           Tactical Asset Allocation      606,212
                           Conservative Investor        5,073,000
                           Moderate Investor            5,244,500
                           Aggressive Investor          5,435,000

                                                     $ 21,324,413

The Fund has an investment advisory agreement with AUL to act as its investment advisor. AUL has a sub-advisory agreement with Dean Investment Associates (Dean) under which Dean acts as the Sub-Advisor to the Tactical Asset Allocation Portfolio. AUL also has a sub-advisory agreement with Credit Suisse Asset Management under which Credit Suisse Asset Management acts as the Sub-Advisor to a portion of the assets of the LifeStyle Portfolios.

AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% of the average daily net assets during the year. For the year ended December 31, 1999, AULs investment advisory fee was reduced for the Tactical Asset and LifeStyle Portfolios. To the extent that AUL has reduced its advisory fees to prevent a Portfolios aggregate expenses from exceeding 1% of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in AULs fees will not exceed the amount of the prior fee reduction.

Under the Investment Advisory Agreement, the Investment Adviser is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

                           Equity                     0.50%
                           Money Market               0.40%
                           Bond                       0.50%
                           Managed                    0.50%
                           Tactical Asset Allocation  0.80%
                           Conservative  Investor     0.70%
                           Moderate  Investor         0.70%
                           Aggressive  Investor       0.70%

AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fee incurred during the year ended December 31, 1999, for all of the Portfolios was $1,719,050.

As a result of certain Portfolio expenses exceeding 1% of the average daily net assets, AUL has reduced its investment advisory fee by:

                                           1999     Previous Years       Total

          Tactical Asset Allocation $        293    $     11,951    $     12,244
          Conservative Investor           53,879          21,330          75,209
          Moderate Investor               47,834          21,689          69,523
          Aggressive Investor             51,581          20,889          72,470

                                    $    153,587    $     75,859    $    229,446

Certain directors of the Fund are officers of AUL.

3. Agreements with Banks

The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, and as the fund accountant.

4. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 1999, were:

                                    Portfolio

                                      Equity     Money Market        Bond        Managed    Tactical Asset
Common Stock:
  Purchases                       $  28,357,995  $           0  $           0 $  12,334,264 $    2,541,434
  Proceeds from sales                29,748,715              0              0    14,073,202      2,564,369
Corporate Bonds:
  Purchases                                   0              0     16,458,410     4,321,349      1,159,827
  Proceeds from sales                         0              0     15,112,457     7,143,734        650,750
Government Bonds:
  Purchases                                   0              0     32,030,785    17,514,731        598,635
  Proceeds from sales                         0              0     29,506,744    13,856,002      1,975,079

                              LifeStyle Portfolios
                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor
Common Stock:
  Purchases                       $   2,036,271  $   3,831,366  $   4,807,949
  Proceeds from sales                 2,241,379      3,517,424      4,453,148
Corporate Bonds:
  Purchases                             523,290        348,860        174,430
  Proceeds from sales                   225,497        150,331         75,166
Government Bonds:
  Purchases                           1,570,425      1,485,227        885,669
  Proceeds from sales                 1,687,126      1,471,773        877,707

5. Authorized Capital Shares

The Fund has 400,000,000 authorized shares of $.001 par value capital stock, which includes 20,000,000 unallocated shares. The remaining shares are allocated to each of the Funds portfolios as follows:

               Equity Portfolio                      20,000,000
               Money Market  Portfolio              200,000,000
               Bond  Portfolio                       20,000,000
               Managed  Portfolio                    40,000,000
               Tactical Asset Allocation Portfolio   25,000,000
               Conservative Investor Portfolio       25,000,000
               Moderate Investor Portfolio           25,000,000
               Aggressive Investor Portfolio         25,000,000

                                                    380,000,000

6.    Net Assets
Net Assets at December 31, 1999, are:

                                    Portfolio

                                      Equity     Money Market       Bond         Managed    Tactical Asset


   Proceeds from shares sold
     and reinvested distributions $ 149,768,295  $ 567,900,367  $ 136,263,302 $ 120,106,467 $    7,667,792
   Cost of shares redeemed          (64,975,674)  (441,368,551)   (84,026,002)  (52,139,752)    (2,683,749)
   Undistributed net investment
     income                                   1              0        142,295            37        122,697
   Undistributed net realized
     gain (loss)                      1,928,478              0       (536,174)      738,835       (119,973)
   Unrealized appreciation
     (depreciation)                   1,898,035              0     (2,016,071)      110,813        167,940

                                  $  88,619,135  $ 126,531,816  $  49,827,978 $  68,816,400 $    5,154,707

                              LifeStyle Portfolios
                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


   Proceeds from shares sold
     and reinvested distributions $   7,031,180  $   7,973,022  $   7,922,937
   Cost of shares redeemed             (641,504)      (545,479)      (706,120)
   Undistributed net investment
     income                                 (69)           (70)           (97)
   Undistributed net realized
     gain                                97,877        166,690        272,360
   Unrealized appreciation
     (depreciation)                      19,157        217,806        412,526

                                  $   6,506,641  $   7,811,969  $   7,901,606

7.    Unrealized Appreciation (Depreciation)

Unrealized Appreciation (Depreciation) for tax purposes at December 31, 1999, are:

                                                                 Portfolio
                                      Equity     Money Market        Bond         Managed   Tactical Asset


     Appreciation                 $  13,225,913  $           0  $      68,888 $   6,337,148 $      470,040
     Depreciation                   (11,346,917)             0     (2,084,959)   (6,233,428)      (305,588)

                                  $   1,878,996  $           0  $  (2,016,071)    $ 103,720      $ 164,452


                                            LifeStyle Portfolios
                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


     Appreciation                 $     520,493  $     892,863  $   1,215,329
     Depreciation                      (515,352)      (696,521)      (823,224)

                                  $       5,141  $     196,342  $     392,105


The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes, is as follows.

                          Equity                       $ 19,039
                          Managed                         7,093
                          Tactical Asset  Allocation      3,488
                          Conservative  Investor         14,016
                          Moderate Investor              21,464
                          Aggressive Investor            20,421

8. Net Shareholders
Shares outstanding at December 31, 1999, are:

                                                                  Portfolio
                                      Equity     Money Market        Bond         Managed   Tactical Asset


   AUL                                  309,609              0              0            0          50,001
   Dean Investment Associates                 0              0              0            0          50,000
   AUL American Unit Trust            2,452,078     22,115,522      1,322,350     2,052,462          3,597
   AUl Group Retirement Annuity
     Separate Account I                       0              0              0            0               0
   AUL Group Retirement Annuity
     Separate Account II              2,130,762     88,244,249      2,940,352     2,611,121         18,177
   AUL American Individual
     Unit Trust                         605,143     13,536,991        621,439       679,943        303,382
   AUL American Individual
     Variable Annuity Unit Trust          7,416      2,068,285         27,733        17,861              0
   AUL American Individual
     Variable Life Unit Trust            13,646        566,769         28,925         9,030              0

                                      5,518,654    126,531,816      4,940,799     5,370,417        425,157

                                             LifeStyle Portfolios
                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


   AUL                                  500,000        500,000        500,000
   Dean Investment Associates                 0              0              0
   AUL American Unit Trust               21,603         30,258         17,413
   AUl Group Retirement Annuity
     Separate Account I                  52,540         52,321         61,386
   AUL Group Retirement Annuity
     Separate Account II                 67,147        162,183        148,148
   AUL American Individual
     Unit Trust                               0              0              0
   AUL American Individual
     Variable Annuity Unit Trust              0              0              0
   AUL American Individual
     Variable Life Unit Trust                 0              0              0

                                        641,290        744,762        726,947


9. Federal Tax Information (unaudited)

The accompanying table below details distributions from long-term capital gains for the following funds for the year ended December 31, 1999.

                           Equity                    $ 14,811,396
                           Managed                      7,046,650
                           Conservative Investor          139,389
                           Moderate Investor               91,170
                           Aggressive Investor             49,518

The following funds have capital loss carry forwards which are available to offset future capital gains, if any.

                           Bond                      $   (536,174)
                           Tactical Asset Allocation     (116,484)

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                              Equity Portfolio
                                                               For years ended


                                    Dec. 31, 1999  Dec. 31, 1998 Dec. 31, 1997  Dec. 31, 1996 Dec. 31, 1995


   Per Share Data:
   Investment Income                $        0.45  $        0.48 $        0.42  $        0.39 $        0.37
   Expense                                   0.13           0.13          0.13           0.11          0.09

   Net investment income                     0.32           0.35          0.29           0.28          0.28

   Net gain (loss) on investments           (0.55)          1.23          4.64           2.44          2.12

   Shareholder distributions:
     Net investment income                  (0.32)         (0.35)        (0.30)         (0.28)        (0.27)
     Realized gain                          (3.66)         (1.99)        (0.25)             0         (0.19)


   Net increase (decrease)                  (4.21)         (0.76)         4.38           2.44          1.94
   Net asset value at
     beginning of period                    20.27          21.03         16.65          14.21         12.27

   Net asset value at end of period $       16.06  $       20.27 $       21.03  $       16.65 $       14.21



   Ratio to average net assets:
     Expenses                                0.63%          0.62%         0.66%          0.70%         0.70%
     Net investment income                   1.54%          1.61%         1.52%          1.81%         2.08%

   Total return                              (0.9%)          7.1%         29.6%          19.2%         19.5%

   Portfolio turnover rate                     32%            23%            9%            11%           10%

   Shares outstanding                    5,518,654     4,710,131     3,816,406      3,042,989     2,483,962

The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.

                                                           Money Market Portfolio
                                                             For years ended


                                    Dec. 31, 1999  Dec. 31, 1998 Dec. 31, 1997  Dec. 31, 1996 Dec. 31, 1995


   Per Share Data:
   Investment Income                $        0.06  $        0.06 $        0.06  $        0.06 $        0.06
   Expense                                   0.01           0.01          0.01           0.01          0.01

   Net investment income                     0.05           0.05          0.05           0.05          0.05

     Net gain (loss) on investments             0              0             0              0             0

   Shareholder distributions:
     Net investment income                  (0.05)         (0.05)        (0.05)         (0.05)        (0.05)
     Realized gain                              0              0             0              0             0


     Net increase (decrease)                    0              0             0              0             0
   Net asset value at
     beginning of period                     1.00           1.00          1.00           1.00          1.00

   Net asset value at end of period $        1.00  $        1.00 $        1.00  $        1.00 $        1.00



   Ratio to average net assets:
     Expenses                                0.55%          0.61%         0.66%          0.70%         0.73%
     Net investment income                   4.60%          4.82%         4.83%          4.64%         5.13%

   Total return                               4.6%           4.9%          4.9%           4.6%          5.1%

   Portfolio turnover rate                      0              0             0              0             0

   Shares outstanding                 126,531,816     82,055,253    55,756,942     40,227,475    24,290,006

The accompanying notes are an integral part of the financial statements.


The per share amounts are based on shares outstanding throughout the year.


                                                               Bond Portfolio
                                                              For years ended

                                    Dec. 31, 1999  Dec. 31, 1998 Dec. 31, 1997  Dec. 31, 1996 Dec. 31, 1995


   Per Share Data:
   Investment Income                $        0.68  $        0.67 $        0.67  $        0.70 $        0.75
   Expense                                   0.07           0.07          0.07           0.08          0.08

   Net investment income                     0.61           0.60          0.60           0.62          0.67

   Net gain (loss) on investments           (0.74)          0.36          0.25          (0.39)         1.07

   Shareholder distributions:
     Net investment income                  (0.61)         (0.60)        (0.59)         (0.63)        (0.66)
     Realized gain                           0.00          (0.21)        (0.23)         (0.01)        (0.01)


   Net increase (decrease)                  (0.74)          0.15          0.03          (0.41)         1.07
   Net asset value at
     beginning of period                    10.83          10.68         10.65          11.06          9.99

   Net asset value at end of period $       10.09  $       10.83 $       10.68  $       10.65 $       11.06



   Ratio to average net assets:
     Expenses                                0.62%          0.62%         0.67%          0.71%         0.70%
     Net investment income                   5.68%          5.48%         5.53%          5.85%         6.28%

   Total return                              (1.1%)          8.8%          7.9%           2.2%         17.8%

   Portfolio turnover rate                     93%           132%          107%            62%           55%

   Shares outstanding                   4,490,799      4,624,949     3,252,044      2,648,089     2,298,581

The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.

                                                              Managed Portfolio
                                                               For years ended


                                    Dec. 31, 1999  Dec. 31, 1998 Dec. 31, 1997  Dec. 31, 1996 Dec. 31, 1995


   Per Share Data:
   Investment Income                $        0.59  $        0.61 $        0.58  $        0.53 $        0.54
   Expense                                   0.10           0.10          0.10           0.09          0.08

   Net investment income                     0.49           0.51          0.48           0.44          0.46

   Net gain (loss) on investments           (0.71)          0.79          2.34           1.01          1.62

   Shareholder distributions:
     Net investment income                  (0.50)         (0.51)        (0.48)         (0.44)        (0.46)
     Realized gain                          (1.60)         (0.99)        (0.41)         (0.03)        (0.20)


   Net increase (decrease)                  (2.32)         (0.20)         1.93           0.98          1.42
   Net asset value at
     beginning of period                    15.13          15.33         13.40          12.42         11.00

   Net asset value at end of period $       12.81  $       15.13 $       15.33  $       13.40 $       12.42



   Ratio to average net assets:
     Expenses                                0.62%          0.62%         0.67%          0.70%         0.70%
     Net investment income                   3.25%          3.27%         3.27%          3.43%         3.86%

   Total return                              (0.8%)          8.3%         21.0%          11.8%         19.1%

   Portfolio turnover rate                     49%            63%           27%            34%           35%

   Shares outstanding                   5,370,417      4,832,940     3,945,223      3,215,189     2,484,037

The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.

                                                     Tactical Asset Allocation Portfolio
                                                                                              July 31, 1995
                                                        For years ended                       (commencement)
                                                                                                   to
                                    Dec. 31, 1999  Dec. 31, 1998 Dec. 31, 1997  Dec. 31, 1996 Dec. 31, 1995




   Per Share Data:
   Investment Income                $        0.49  $        0.47 $        0.41  $        0.39 $        0.20
   Expense                                   0.13           0.13          0.13           0.11          0.04

   Net investment income                     0.36           0.34          0.28           0.28          0.16

   Net gain (loss) on investments           (0.81)          0.58          1.75           1.38          0.49

   Shareholder distributions:
     Net investment income                  (0.36)         (0.34)        (0.28)         (0.28)        (0.16)
     Realized gain                           0.00          (0.09)        (0.96)         (0.17)        (0.05)


   Net increase (decrease)                  (0.81)          0.49          0.79           1.21          0.44
   Net asset value at
     beginning of period                    12.93          12.44         11.65          10.44         10.00

   Net asset value at end of period $       12.12  $       12.93 $       12.44  $       11.65 $       10.44



   Ratio to average net assets:
     Expenses                                0.99%          1.00%         1.00%          1.00%         1.00%
     Expenses before expense
      reduction                              0.99%          1.01%         1.30%          1.06%         1.00%
     Net investment income                   2.78%          2.64%         2.24%          2.62%         3.70%

   Total return**                            (3.1%)          7.2%         15.5%          15.7%          6.5%

   Portfolio turnover rate                     77%            41%           52%            25%            4%

   Shares outstanding                     425,157        500,212       357,897        184,046       109,147

**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

The  accompanying  notes  are an  integral  part  of the  financial  statements.

                        FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                  Conservative Investor Portfolio Moderate Investor Portfolio


                                     For year      March 31, 1998    For year     March 31, 1998
                                       ended       (commencement)      ended      (commencement)
                                   Dec. 31, 1999  to Dec. 31, 1998 Dec. 31, 1999 to Dec. 31, 1998

   Per Share Data:
   Investment Income              $         0.44  $         0.31  $         0.36 $         0.25
   Expense                                  0.10            0.09            0.11           0.09

   Net investment income                    0.34            0.22            0.25           0.16

   Net gain on investments                  0.27            0.37            0.63           0.36

   Shareholder distributions:
   Net investment income                   (0.34)          (0.22)          (0.25)         (0.16)
   Realized gain                           (0.42)          (0.07)          (0.46)         (0.04)


   Net increase (decrease)                 (0.15)           0.30            0.17           0.32
   Net asset value at
     beginning of period                   10.30           10.00           10.32          10.00

   Net asset value at end
     of period                    $        10.15  $        10.30  $        10.49 $        10.32



   Ratio to average net assets:
     Expenses                               0.95%           0.95%           1.00%          0.94%
     Expenses before expense
      reduction                             1.78%           1.35%           1.65%          1.34%
     Net investment income                  3.23%           2.21%           2.33%          1.62%

   Total return**                            5.8%            5.8%            8.2%           5.1%

   Portfolio turnover rate                    72%             82%             74%            60%

   Shares outstanding                    641,290         609,958         744,762        659,392

**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

The  accompanying  notes  are an  integral  part  of the  financial  statements.

The per share amounts are based on shares outstanding throughout the year.


                                   Aggressive Investor Portfolio

                                     For Year      March 31, 1998
                                       Ended       (commencement)
                                   Dec. 31, 1999  to Dec. 31, 1998


   Per Share Data:
   Investment Income              $         0.26  $       0.18
   Expense                                  0.10          0.09

   Net investment income                    0.16          0.09

   Net gain (loss) on investments           1.09          0.41

   Shareholder distributions:
   Net investment income                   (0.16)        (0.09)
   Realized gain                           (0.59)        (0.04)


   Net increase (decrease)                  0.50          0.37
   Net asset value at
     beginning of period                   10.37         10.00

   Net asset value at end
      of period                   $        10.87  $      10.37



   Ratio to average net assets:
     Expenses                               0.96%         0.95%
     Expenses before expense
      reduction                             1.67%         1.34%
     Net investment income                  1.50%         0.94%

   Total return**                           11.7%          5.0%

   Portfolio turnover rate                    76%           50%

   Shares outstanding                    726,947       644,280


**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

The accompanying notes are an integral part of the financial statements.

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                                       72

American United Life Insurance Company
P.O. Box 368
Indianapolis, Indiana  46206-0368
www.aul.com

P-12757B (1/00)